                                                                  EXHIBIT 10.45


                                                                 CONFORMED COPY






         ************************************************************





                        TURNER BROADCASTING SYSTEM, INC.


                        _____________________________



                               CREDIT AGREEMENT


                        Dated as of September 7, 1994


                        ______________________________



                           THE CHASE MANHATTAN BANK
                           (NATIONAL ASSOCIATION),
                                   as Agent





         ************************************************************
        (Exhibits B, C and D are copies of the Opinions as delivered.)

                               TABLE OF CONTENTS

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Section 1. Definitions and Accounting Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
     1.01  Certain Defined Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
     1.02  Accounting Terms and Determinations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
     1.03  Types of Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25

Section 2. Commitments, Loans, Notes and Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . .   25
     2.01  Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
     2.02  Borrowings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
     2.03  Changes of Commitments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
     2.04  Commitment Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
     2.05  Lending Offices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
     2.06  Several Obligations; Remedies Independent  . . . . . . . . . . . . . . . . . . . . . . . . . .   27
     2.07  Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
     2.08  Optional Prepayments and Conversions or
                Continuations of Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
     2.09  Mandatory Reductions of Commitments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29

Section 3. Payments of Principal and Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
     3.01  Repayment of Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
     3.02  Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30

Section 4. Payments; Pro Rata Treatment; Computations; Etc. . . . . . . . . . . . . . . . . . . . . . . .   31
     4.01  Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
     4.02  Pro Rata Treatment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
     4.03  Computations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
     4.04  Minimum Amounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
     4.05  Certain Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
     4.06  Non-Receipt of Funds by the Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
     4.07  Sharing of Payments, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36

Section 5. Yield Protection, Etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
     5.01  Additional Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
     5.02  Limitation on Types of Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40
     5.03  Illegality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40
     5.04  Treatment of Affected Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40
     5.05  Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
     5.06  U.S. Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
     5.07  Change of Applicable Lending Office  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44
     5.08  Replacement of Bank  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44

Section 6. Conditions Precedent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45
     6.01  Initial Loan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45
     6.02  Initial and Subsequent Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47

Section 7. Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
     7.01  Corporate Existence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
     7.02  Financial Condition  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
     7.03  Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49







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     7.04  No Breach  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50
     7.05  Corporate Action . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50
     7.06  Approvals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50
     7.07  Use of Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50
     7.08  ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
     7.09  Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
     7.10  Certain Regulatory Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
     7.11  Credit Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
     7.12  Existing Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
     7.13  Subsidiaries, Etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
     7.14  Subordinated Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
     7.15  True and Complete Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52

Section 8. Covenants of the Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
     8.01  Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
     8.02  Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
     8.03  Corporate Existence, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57
     8.04  Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57
     8.05  Prohibition of Fundamental Changes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57
     8.06  Limitation on Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   59
     8.07  Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   63
     8.08  Investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64
     8.09  Dividend Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65
     8.10  Issuance of Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
     8.11  Fixed Charges Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
     8.12  Interest Coverage Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
     8.13  Funded Debt Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
     8.14  Capital Expenditures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   68
     8.15  Lines of Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69
     8.16  Transactions with Affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69
     8.17  Use of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   70
     8.18  Sale of Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   70
     8.19  Tax Consolidation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   71

Section 9. Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   72

Section 10. The Agent; Co-Agents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   75
     10.01  Appointment, Powers and Immunities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   75
     10.02  Reliance by Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   76
     10.03  Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   76
     10.04  Rights as a Bank  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   77
     10.05  Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   77
     10.06  Non-Reliance on Agent, Co-Agents and Other
                 Banks  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   78
     10.07  Failure to Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   78
     10.08  Resignation or Removal of Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   79

Section 11. Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   79
     11.01  Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   79
     11.02  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   79
     11.03  Expenses, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   80






                                      (ii)
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     11.04  Amendments, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   81
     11.05  Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   82
     11.06  Assignments and Participations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   82
     11.07  Survival  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   84
     11.08  Captions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   84
     11.09  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   84
     11.10  Governing Law; Submission to Jurisdiction . . . . . . . . . . . . . . . . . . . . . . . . . .   84
     11.11  Waiver of Jury Trial  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   84
     11.12  Treatment of Certain Information;
                 Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   85

SCHEDULE I   - Material Agreements
SCHEDULE II  - Existing Liens
SCHEDULE III - Subsidiaries and Investments

EXHIBIT A - Form of Note
EXHIBIT B - Form of Opinion of Counsel to the Company
EXHIBIT C - Form of Opinion of General Counsel to the Company
EXHIBIT D - Form of Opinion of Special New York Counsel
                 to Chase
EXHIBIT E - Form of Confidentiality Agreement
EXHIBIT F - Form of Officers' Certificate
EXHIBIT G - Form of Borrowing Notice






                                      (iii)

                 CREDIT AGREEMENT dated as of September 7, 1994, between:
TURNER BROADCASTING SYSTEM, INC., a corporation duly organized and validly existing under the laws of the State of Georgia (the "Company"); each of the lenders that is a signatory hereto identified under the caption "BANKS" on the signature pages hereto or which, pursuant to Section 11.06(b) hereof, shall become a "Bank" hereunder (individually, a "Bank" and, collectively, the "Banks"); CREDIT LYONNAIS CAYMAN ISLAND BRANCH, THE LONG-TERM CREDIT BANK OF JAPAN, LTD. and THE TORONTO-DOMINION BANK, as co-agents (in such capacity, together with their respective successors in such capacity, the "Co-Agents"); and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

                 The Company has outstanding under the Indenture (as defined below) Senior Subordinated Debentures of the Company due October 15, 2001 in an aggregate principal amount of $540,000,000. The Company has requested that the Banks make loans to it hereunder to refinance such Senior Subordinated Debentures and otherwise to make loans to it to finance acquisitions and investments and for general corporate purposes in an aggregate principal amount for all loans made pursuant to all commitments hereunder not exceeding $500,000,000 at any one time outstanding, and the Banks are prepared to make available such commitments upon the terms and conditions hereof. Accordingly, the parties hereto agree as follows:

                 Section 1.  Definitions and Accounting Matters.

                 1.01 Certain Defined Terms. As used herein, the following terms shall have the following meanings (all terms defined in this Section 1.01 or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa):

                 "Acquisition" shall mean any transaction, or any series of related transactions, consummated after July 1, 1993, by which (i) the Company and/or any of its Subsidiaries acquires the business or all or substantially all of the assets of any firm, corporation or division of any firm or corporation, whether





                                Credit Agreement
through Investment, purchase of assets, merger or otherwise or (ii) any Person that was not theretofore a Subsidiary of the Company becomes a Wholly Owned Subsidiary of the Company.

                 "Affiliate" shall mean, as to any Person, (a) any other Person that directly or indirectly controls, or is controlled by, such first Person,
(b) all Subsidiaries of such other Person and (c) if such other Person is an individual, any member of the immediate family (including parents, spouse, children and siblings) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. As used in this definition, "control" (including, with its correlative meanings, "controlled by") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event, any Person (a "Controlling Person") that owns directly securities having 10% or more of the voting power for the election of directors or other governing body of a corporation or 10% or more of the partnership or other ownership interests of any other Person (a "Controlled Person") (other than as a limited partner of such other Person) will be deemed to control such Controlled Person and any Person that owns directly or indirectly securities having 20% or more of the voting power for the election of directors or other governing body of a Controlling Person or 20% or more of the partnership or other ownership interests of a Controlling Person (other than as a limited partner of such Controlling Person) and that is the direct or indirect holder of the largest number of such securities or partnership or other ownership interests of a Controlling Person will be deemed to control such Controlling Person and all Controlled Persons controlled by such Controlling Person. Notwithstanding the foregoing, (a) no individual shall be an Affiliate of the Company or any of its Subsidiaries solely by reason of his or her being a director, officer or employee of the Company or any of its Subsidiaries and (b) neither the Company nor any of its Subsidiaries shall be deemed to be Affiliates of each other.





                                Credit Agreement

                 "Applicable Lending Office" shall mean, for each Bank and for each Type of Loan, the "Lending Office" of such Bank (or of an affiliate of such Bank) designated for such Type of Loan on the signature pages hereof or such other office of such Bank (or of an affiliate of such Bank) as such Bank may from time to time specify to the Agent and the Company as the office by which its Loans of such Type are to be made and maintained.

                 "Applicable Margin" shall mean: (a) with respect to Base Rate Loans, 1/2 of 1% per annum, (b) with respect to CD Loans, 1-5/8% per annum, and
(c) with respect to Eurodollar Loans, 1-1/2% per annum; provided that, if the Funded Debt Ratio as at the last day of any fiscal quarter of the Company shall fall within any of the ranges set forth in the schedule below, then, subject to the delivery to the Agent of a certificate of a senior financial officer of the Company demonstrating such fact prior to the end of the next succeeding fiscal quarter, the "Applicable Margin" for each Loan shall be reduced to the rate for the respective Type of Loan set forth opposite such range in the schedule below during the period commencing on the Quarterly Date falling on or immediately following the date of receipt of such certificate to but not including the next succeeding Quarterly Date thereafter (except that notwithstanding the foregoing, the Applicable Margin shall not as a consequence of this proviso be so reduced for any Loan for the period from the occurrence of any Event of Default and so long as the same shall be continuing):

                           Applicable Margin (% p.a.)

         Range of Funded          Base Rate   Eurodollar     CD
           Debt Ratio               Loans       Loans       Loans
         ---------------          ---------     -----       -----

         Greater than 6.0:1         1/2%        1-1/2%      1-5/8%

         Less than or equal         3/8%        1-3/8%      1-1/2%
         to 6.0:1 and greater
         than or equal to 5.5:1





                                Credit Agreement

         Less than 5.5:1            1/8%        1-1/8%      1-1/4%
         and greater than
         or equal to 5.0:1

         Less than 5.0:1              0%            1%      1-1/8%
         and greater than
         or equal to 4.5:1

         Less than 4.5:1              0%          7/8%          1%
         and greater than
         or equal to 4.0:1

         Less than 4.0:1              0%          3/4%        7/8%
         and greater than
         or equal to 3.5:1

         Less than 3.5:1              0%          5/8%        3/4%
         and greater than
         or equal to 3.0:1

         Less than 3.0:1              0%          1/2%        5/8%

                 "Assessment Rate" shall mean, for any Interest Period for any CD Loan, the average of the highest and lowest annual assessment rates (determined by the Agent as at the first day of such Interest Period and rounded upwards, if necessary, to the nearest 1/100 of 1%) that the Federal Deposit Insurance Corporation (or any successor) charges members of the Bank Insurance Fund pursuant to 12 C.F.R. Part 327 for such Corporation's (or such successor's) insuring time deposits at offices of such institutions in the United States of America.

                 "Bankruptcy Code" shall mean the Federal Bankruptcy Code of 1978, as amended from time to time.

                 "Base Rate" shall mean, for any day, a rate per annum equal to the higher of (a) the Federal Funds Rate for such day plus 1/2 of 1% and (b) the Prime Rate for such day. Each change in any interest rate provided for herein based upon the Base Rate





                                Credit Agreement
resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.

                 "Base Rate Loans" shall mean Loans that bear interest at rates based upon the Base Rate.

                 "Borrowing Notice" shall mean a notice of borrowing hereunder substantially in the form of Exhibit G hereto.

                 "Business Day" shall mean (a) any day on which commercial banks are not authorized or required to close in New York City and (b) if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, a Conversion of or into, or an Interest Period for, a Eurodollar Loan or a notice by the Company with respect to any such borrowing, payment, prepayment, Conversion or Interest Period, any day on which dealings in Dollar deposits are carried out in the London interbank market.

                 "Capital Expenditures" shall mean, for any period, expenditures (including, without limitation, the aggregate amount of Capital Lease Obligations incurred during such period) made by the Company or any of its Consolidated Subsidiaries to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs) during such period computed in accordance with GAAP.

                 "Capital Lease Obligations" shall mean, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board), and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP (including such Statement No. 13).

                 "Capital Stock" shall mean, as to any Person, any and all shares, interests, warrants, participations or other





                                Credit Agreement
equivalents (however designated) of corporate stock of such Person.

                 "Cash Flow" shall mean, for any period, the sum, for the Company and its Consolidated Subsidiaries (provided that, for purposes of this definition, (i) Atlanta Hawks, Ltd., a Georgia limited partnership, shall be deemed to be a Consolidated Subsidiary of the Company and (ii) Persons that become Consolidated Subsidiaries of the Company at any time during such period and are not restricted (except under general corporate laws relating to dividends and capital distributions) from making Dividend Payments shall be deemed to have been Consolidated Subsidiaries of the Company during such period on a pro forma basis), of (a) net income from continuing operations after minority interests and before income taxes and extraordinary items for such period plus (b) interest expense and depreciation expense for such period (to the extent such interest expense and depreciation expense are deducted in the calculation of the item referred to in clause (a) of this definition) minus (c) gains on sales of assets for such period (to the extent such gains are added in the calculation of the item referred to in clause (a) of this definition) plus
(d) losses on sales of assets for such period (to the extent such losses are deducted in the calculation of the item referred to in clause (a) of this definition) plus (e) amortization (to the extent deducted in the calculation of the item referred to in clause (a) of this definition, but excluding amortization for Licensed Rights and participants' share and royalties) for such period plus (f) non-cash compensation paid to officers of the Company and its Consolidated Subsidiaries in the form of common stock of the Company or options or warrants to acquire common stock of the Company (in each case to the extent deducted in the calculation of the item referred to in clause (a) of this definition); provided that (A) the net income of any Person in which the Company or any of its Subsidiaries has an interest, which interest does not cause the net income of such Person to be consolidated wih the net income of the Company in accordance with GAAP (an "Unconsolidated Person"), shall be excluded; (B) Cash Flow shall be increased by the amount of dividends or distributions paid to the Company and its Consolidated Subsidiaries by any Unconsolidated Person in





                                Credit Agreement
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                                     - 7 -

such period, but only to the extent of the Cumulative Income (as defined below) of such Unconsolidated Person immediately prior to such dividend or distribution and (C) the pro rata net loss of each Unconsolidated Person during such period shall be included but only to the extent of the net Investment of the Company and its Subsidiaries in such Unconsolidated Person at the last day of such period reduced by all net losses of such Unconsolidated Person previously included in determining Cash Flow (other than during any period in which such Unconsolidated Person was a Consolidated Subsidiary of the Company). For purposes of the preceding sentence, "Cumulative Income", with respect to any Unconsolidated Person at any date, means the sum of the net income (or loss) of such Unconsolidated Person for all periods beginning on or after July 1, 1993 and ending on or prior to such date, reduced by the aggregate amount of dividends and distributions paid by such Unconsolidated Person (whether or not to the Company or any of its Consolidated Subsidiaries) on or after July 1, 1993 and on or before such date; provided, that (x) the net income (or loss) during each period in which such Unconsolidated Person was not an Unconsolidated Person shall be excluded and (y) the net loss of such Unconsolidated Person for any period shall be excluded to the extent the pro rata share of the Company and its Consolidated Subsidiaries of such net loss was included in determining Cash Flow for such period. Solely for the purposes of computations under Sections 8.11, 8.12 and 8.13 hereof, the calculation of "Cash Flow" for the fiscal quarter of the Company ending March 31, 1994 shall exclude the effect of loss for such quarter attributable to the 1994 telecast of the 1994 Winter Olympics in an amount not exceeding the lesser of the actual loss incurred and $35,000,000.

                 "CD Loans" shall mean Loans the interest rates on which are determined on the basis of rates referred to in clause (b) of the definition of "Fixed Base Rate" in this Section 1.01.

                 "Chase" shall mean The Chase Manhattan Bank (National Association).

                 "CNN" shall mean Cable News Network, Inc., a Georgia corporation and a Subsidiary of the Company.





                                Credit Agreement

                 "CNN Center Complex" shall mean the office building and hotel complex located in Atlanta, Georgia, and, at the date of this Agreement, owned by CNN Center Ventures, including the parking decks for such complex to the extent such parking decks are either owned or leased by the Company or CNN Center Ventures.

                 "CNN Center Financing" shall mean any mortgage financing or sale-leaseback of the CNN Center Complex or any portion thereof.

                 "CNN Center Ventures" shall mean the CNN Center Ventures partnership, in which, at the date of this Agreement, the Company and its Subsidiaries own a 100% interest.

                 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                 "Commercial Paper" shall mean promissory notes having a maturity of 270 days or less entitled to an exemption from registration under the Securities Act of 1933, as amended, by reason of Section 3(a)(2), 3(a)(3) or 4(2) thereof.

                 "Commitment" shall mean, as to each Bank, the obligation of such Bank to make Loans in an aggregate amount at any one time outstanding up to but not exceeding the amount set opposite such Bank's name on the signature pages hereof under the caption "Commitment" (as the same may be reduced at any time or from time to time pursuant hereto).

                 "Commitment Reduction Dates" shall mean the twelve consecutive Quarterly Dates ending with the Commitment Termination Date.

                 "Commitment Termination Date" shall mean the Quarterly Date falling on or nearest to December 31, 2000.

                 "Competitor" shall mean any Person engaged in, or having an Affiliate engaged in, the business of (a) publishing or the production, distribution, syndication, licensing or





                                Credit Agreement
broadcasting of Works or (b) providing consumer entertainment and/or information programming which is delivered by cable television systems (regardless of whether concurrently delivered through other forms of distribution to consumers).

                 "Consolidated Subsidiary" shall mean, for any Person, each Subsidiary of such Person (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of such Person in accordance with GAAP.

                 "Continue", "Continuation" and "Continued" shall refer to the continuation pursuant to Section 2.08 hereof of a Fixed Rate Loan of one Type as a Fixed Rate Loan of the same Type from one Interest Period to the next Interest Period.

                 "Contributed Property" shall mean Property (other than cash) contributed by the Company or any of its Subsidiaries as an equity Investment in any Person (other than the Company or any of its Subsidiaries) to the extent that the aggregate fair market value of all such Property so contributed after July 1, 1993 does not exceed $100,000,000.

                 "Convert", "Conversion" and "Converted" shall refer to a conversion pursuant to Section 2.08 hereof of one Type of Loans into another Type of Loans, which may be accompanied by the transfer by a Bank (at its sole discretion) of a Loan from one Applicable Lending Office to another.

                 "Credit Instrument" shall mean each loan agreement, indenture or other agreement or instrument evidencing or relating to borrowed money to which the Company is a party as debtor.

                 "Credit Lyonnais" shall mean Credit Lyonnais Cayman Island Branch.

                 "Default" shall mean an Event of Default or an event that with notice or lapse of time or both would become an Event of Default.





                                Credit Agreement

                 "Deferred Programming Expenses" shall mean, for any period, the amount (which may be a positive number or a negative number) equal to the change during such period in the balance of produced programming determined in accordance with GAAP in a manner consistent with the manner such item is reported in the consolidated financial statements of the Company and its Subsidiaries.

                 "Delivery Date" shall mean the date following the end of a quarterly fiscal period or fiscal year of the Company on which the Banks receive the Company's financial statements under Section 8.01(a) or (b) (as the case may be) hereof for such quarterly fiscal period or fiscal year.

                 "Disposition" shall mean, with respect to any Person, any sale, assignment, transfer or other disposition by such Person (including, without limitation, dispositions pursuant to merger, consolidation and sale-leaseback transactions) of any of its Property; provided, however, that Disposition shall not include (a) the sale, license, syndication, transfer or other disposition made in the ordinary course of business of rights or interests in Works in accordance with customary industry standards, it being understood and agreed that the transfer of ownership of any copyright for any Work in its entirety shall not be deemed to be in the ordinary course of business; (b) other leases, subleases, licenses and/or sublicenses made in the ordinary course of business; or (c) the disposition of shares of stock, notes or other securities issued by such Person or (d) the distribution of assets in a liquidation or distribution to the extent such distribution is deemed by
Section 8.05(d) hereof to be a Dividend Payment.

                 "Dividend Payment" shall mean dividends (in cash, property or obligations) on, or other payments or distributions on account of, or the setting apart of money for a sinking or other analogous fund for the purchase, redemption, retirement or other acquisition of, any Qualifying Equity of the Company or any Subsidiary of the Company, but excluding dividends payable solely in shares of Qualifying Equity and excluding the purchase by the





                                Credit Agreement

Company of Qualifying Equity issued by any Subsidiary of the Company.

                 "Dollars" and "$" shall mean lawful money of the United States of America.

                 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

                 "ERISA Affiliate" shall mean any corporation or trade or business that is a member of any group of organizations (i) described in
Section 414(b) or (c) of the Code of which the Company is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which the Company is a member.

                 "Eurodollar Loans" shall mean Loans the interest rates on which are determined on the basis of rates referred to in clause (a) of the definition of "Fixed Base Rate" in this Section 1.01.

                 "Event of Default" shall have the meaning assigned to such term in Section 9 hereof.

                 "Existing Credit Agreement" shall mean the Credit Agreement dated as of July 1, 1993 among the Company, each of the banks that is a party thereto and The Chase Manhattan Bank (National Association), as agent, as modified, supplemented and in effect from time to time.

                 "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if the day for





                                Credit Agreement
which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (b) if such rate is not so published for any Business Day, the Federal Funds Rate for such Business Day shall be the average rate charged to Chase on such Business Day on such transactions as determined by the Agent.

                 "Fixed Base Rate" shall mean, with respect to any Fixed Rate Loan for any Interest Period therefor:

                 (a) if such Loan is a Eurodollar Loan, the arithmetic mean (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the respective rates per annum quoted by each Reference Bank at approximately 11:00 a.m. London time (or as soon thereafter as practicable) on the date two Business Days prior to the first day of such Interest Period for the offering by such Reference Bank to leading banks in the London interbank market of Dollar deposits having a term comparable to such Interest Period and in an amount comparable to the principal amount of the Eurodollar Loan to be made by such Reference Bank for such Interest Period; and

                 (b) if such Loan is a CD Loan, the arithmetic mean (rounded upwards, if necessary, to the nearest 1/20 of 1%), as determined by the Agent, of the respective rates per annum determined by each Reference Bank to be the average of the bid rates quoted to such Reference Bank at approximately 10:00 a.m. New York time (or as soon thereafter as practicable) on the first day of such Interest Period by at least two certificate of deposit dealers of recognized national standing selected by such Reference Bank for the purchase at face value of certificates of deposit of such Reference Bank having a term comparable to such Interest Period and in an amount comparable to the principal amount of the CD Loan to be made by such Reference Bank for such Interest Period.





                                Credit Agreement

If any Reference Bank is not participating in any Fixed Rate Loan during any Interest Period therefor, the Fixed Base Rate for such Loan for such Interest Period shall be determined by reference to the amount of the Loan that such Reference Bank would have made or had outstanding had it been participating in such Loan during such Interest Period. If any Reference Bank does not timely furnish such information for determination of any Fixed Base Rate, the Agent shall determine such Fixed Base Rate on the basis of the information timely furnished by the remaining Reference Banks.

                 "Fixed Charges" shall mean, for any period, the sum (determined on a consolidated basis in accordance with GAAP and without duplication) of the following for the Company and its Consolidated Subsidiaries (provided that, for purposes of this definition, Persons that become Consolidated Subsidiaries of the Company at any time during such period shall be deemed to have been Consolidated Subsidiaries of the Company during the entire such period on a pro forma basis after giving effect to any repayment or incurrence of Indebtedness of such Persons at the respective times that they become Consolidated Subsidiaries of the Company): (a) all payments of principal of Indebtedness (including, without limitation, payments of Non-Qualifying Equity that are not Interest Expense) scheduled to be made during the four consecutive fiscal quarters beginning on the date next succeeding the last date of such period (excluding any Indebtedness incurred in connection with the Acquisition of any Consolidated Subsidiary after the end of such period and any Indebtedness for which the Company or any of its Consolidated Subsidiaries (as the case may be) is liable solely by reason of a Guarantee and which the Company reasonably does not expect will be required to be paid by the Company or any of its Subsidiaries during such period) plus (b) all payments of Interest Expense made in cash during such period plus (c) Capital Expenditures for such period (but excluding the principal and interest components of Capital Lease Obligations for such period to the extent the same are included in determining the amount of principal payments of Indebtedness and the amount of Interest Expense in clauses (a) and (b) of this definition, respectively) plus (d) Dividend Payments made during such period plus (e) income and franchise





                                Credit Agreement
taxes paid in cash during such period. Notwithstanding the foregoing, Fixed Charges shall not include the purchase price for the Liquid Yield Option Notes due 2007 (Zero Coupon-Subordinated) of the Company issued under an indenture dated as of February 13, 1992 between the Company and The Bank of New York, as trustee, to the extent paid in cash with the proceeds of Qualifying Equity.

                 "Fixed Charges Ratio" shall mean, as at any date of determination thereof, the ratio of (a) Cash Flow for the period of four consecutive fiscal quarters of the Company ending on or most recently ended prior to such date of determination in respect of which the Company has delivered financial statements to the Banks pursuant to Section 8.01(a) or (b) hereof to (b) Fixed Charges for such period.

                 "Fixed Rate" shall mean, for any Fixed Rate Loan for any Interest Period therefor, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Agent to be equal to the sum of (a) the Fixed Base Rate for such Loan for such Interest Period divided by 1 minus the Reserve Requirement for such Loan for such Interest Period plus (b) if such Loan is a CD Loan, the Assessment Rate for such Interest Period.

                 "Fixed Rate Loans" shall mean CD Loans and Eurodollar Loans.

                 "Funded Debt" shall mean, as at any date, the sum of the following (without duplication) for the Company and its Consolidated Subsidiaries on a consolidated basis: (a) the aggregate outstanding principal amount (net of unamortized discount) of the Subordinated Indebtedness; (b) the aggregate principal amount of Indebtedness incurred as part of the CNN Center Financing; (c) the aggregate amount (net of unamortized discount) of Capital Lease Obligations; (d) Indebtedness under this Agreement and the Notes; (e) the aggregate outstanding principal or face amount of Commercial Paper; (f) the aggregate principal amount of other Indebtedness for borrowed money which would be classified as debt on a consolidated balance sheet of the Company and its Consolidated





                                Credit Agreement

Subsidiaries prepared in accordance with GAAP; and (g) all Non-Qualifying Equity issued by the Company and its Consolidated Subsidiaries, the amount of which for purposes of this Agreement shall be the amount thereof that (howsoever classified) is (or should be) carried on the consolidated balance sheet of the Company and its Consolidated Subsidiaries prepared in accordance with GAAP; provided that Funded Debt shall include Indebtedness for which the Company or any of its Consolidated Subsidiaries (as the case may be) is liable solely by reason of a Guarantee only to the extent such Indebtedness relates to money borrowed by any Person.

                 "Funded Debt Ratio" shall mean, as at any date of determination thereof, the ratio of (a) Funded Debt outstanding on such date to
(b) Cash Flow for the period of four fiscal quarters of the Company ending on the last day of the fiscal quarter of the Company ending on or most recently ended prior to such date in respect of which the Company has delivered financial statements to the Banks pursuant to Section 8.01(a) or (b) hereof.

                 "GAAP" shall mean generally accepted accounting principles applied on a basis consistent with those which, in accordance with the last sentence of Section 1.02(a) hereof, are to be used in making the calculations for purposes of determining compliance with this Agreement.

                 "Guarantee" shall mean a guarantee, an endorsement, a contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, the Indebtedness, other obligations, net worth, working capital or earnings of any Person, or a guarantee of the payment of dividends or other distributions upon the stock or equity interests of any Person, or an agreement to purchase, sell or lease (as lessee or lessor) Property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of such debtor's obligations or an agreement to assure a creditor against loss, and including, without limitation, causing a bank or other financial institution to issue a letter of credit or other





                                Credit Agreement
similar instrument for the benefit of another Person, but excluding endorsements for collection or deposit in the ordinary course of business. The terms "Guarantee" and "Guaranteed" used as a verb shall have a correlative meaning.

                 "Indebtedness" shall mean, as to any Person: (a) indebtedness created, issued or incurred by such Person for borrowed money (whether by loan or the issuance and sale of debt securities); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade, film contracts, employment contracts and other accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business and which is not overdue by more than 120 days unless contested in good faith and either not the subject of a judicial proceeding or collection thereof is stayed; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person; (d) obligations of such Person (contingent or otherwise) in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (e) Capital Lease Obligations of such Person; (f) Indebtedness of others Guaranteed by such Person and (g) Non-Qualifying Equity issued by such Person, the amount of which for purposes of this Agreement shall be the amount thereof that (howsoever classified) is (or should be) carried on the consolidated balance sheet of the Company and its Consolidated Subsidiaries prepared in accordance with GAAP. For purposes of calculating the amount of any Indebtedness hereunder: (i) there shall be no double-counting of direct obligations, Guarantees and reimbursement obligations for letters of credit, (ii) the principal amount of any Indebtedness of any Person arising by reason of such Person having granted a Lien on its property to secure Indebtedness of others, when such Indebtedness has not been assumed by such Person, shall be the lower of the fair market value of such Property and the principal amount of such Indebtedness outstanding (or committed to be advanced) at the time of determination and (iii) the principal amount of any Indebtedness of any Person arising by reason of such Person having Guaranteed Indebtedness of others, where the amount of





                                Credit Agreement
such Guarantee is limited to an amount less than the principal amount of the Indebtedness Guaranteed, shall be such amount as so limited. Notwithstanding the foregoing, the term "Indebtedness" shall not include obligations of any Subsidiary of the Company whose assets consist substantially only of a general partnership interest (or a comparable interest) in a partnership (or other comparable entity) that is not a Subsidiary, where such obligations arise as a matter of law from obligations of such partnership (or comparable entity).

                 "Indenture" shall mean the Indenture dated as of October 15, 1989 between the Company and United States Trust Company of New York, as trustee, providing for the issuance by the Company of its Senior Subordinated Debentures due October 15, 2001 in an original aggregate principal amount equal to $550,000,000, as such Indenture is modified and supplemented and in effect from time to time.

                 "Interest Coverage Ratio" shall mean, as at any date of determination thereof, the ratio of (a) Cash Flow for the period of four consecutive fiscal quarters of the Company ending on or most recently ended prior to such date in respect of which the Company has delivered financial statements to the Banks pursuant to Section 8.01(a) or (b) hereof to (b) Interest Expense paid or payable in cash during such period.

                 "Interest Expense" shall mean, for any period, the sum of the following for the Company and its Consolidated Subsidiaries (provided that, for the purposes of this definition, Persons that become Consolidated Subsidiaries of the Company at any time during such period shall be deemed to have been Consolidated Subsidiaries of the Company during such period on a pro forma basis): (a) all interest in respect of Indebtedness payable during such period (whether or not actually paid during such period, but excluding interest on Indebtedness for which the Company or any of its Consolidated Subsidiaries (as the case may be) is liable solely by reason of a Guarantee and which the Company reasonably does not expect will be required to be paid by the Company or any of its Subsidiaries (and which was not paid by the Company or any of its Consolidated Subsidiaries during such





                                Credit Agreement
period)) plus (b) the net amounts payable (or minus the net amounts receivable) under Interest Rate Protection Agreements accrued during such period (whether or not actually paid or received during such period) plus (c) all commitment fees payable by the Company to the Banks pursuant to Section 2.04 hereof during such period plus (d) all Non-Qualifying Equity Distributions (as defined below). For purposes of this definition, "Non-Qualifying Equity Distributions" shall mean dividends (in cash, property or obligations) on, or other payments or distributions on account of, or the setting apart of money for a sinking or other analogous fund for the purchase, redemption, retirement or other acquisition of, any Non-Qualifying Equity of the Company or any Subsidiary of the Company, but excluding (i) dividends payable solely in shares of Qualifying Equity, (ii) the purchase by the Company of any Non-Qualifying Equity issued by any Subsidiary of the Company and (iii) such dividends, payments, distributions or setting apart of money to the extent the making thereof reduces the amount of Indebtedness comprised of Non-Qualifying Equity.

                 "Interest Period" shall mean:

                 (a) with respect to any Eurodollar Loan, each period commencing on the date such Eurodollar Loan is made or Converted from a Loan of another Type or the last day of the next preceding Interest Period for such Loan and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Company may select as provided in Section 4.05 hereof, except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month and

                 (b) with respect to any CD Loan, each period commencing on the date such CD Loan is made or Converted from a Loan of another Type or the last day of the next preceding Interest Period for such Loan and ending on the





                                Credit Agreement
         day 30, 60, 90 or 180 days thereafter, as the Company may select as provided in Section 4.05 hereof.

Notwithstanding the foregoing: (i) no Interest Period may commence before and end after any Commitment Reduction Date unless, after giving effect to such Interest Period, the aggregate principal amount of the Loans having Interest Periods that end after such Commitment Reduction Date shall be equal to or less than the aggregate amount of the Commitments scheduled to be in effect after giving effect to the reduction of Commitments scheduled to occur on such Commitment Reduction Date; (ii) each Interest Period that would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, in the case of an Interest Period for a Eurodollar Loan, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); and (iii) notwithstanding clause (i) above, no Interest Period shall have a duration of less than one month (in the case of a Eurodollar Loan) or 30 days (in the case of a CD Loan) and, if the Interest Period for any Fixed Rate Loan would otherwise be a shorter period, such Loan shall not be available hereunder for such period.

                 "Interest Rate Protection Agreement" shall mean, for any Person, an interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more financial institutions providing for the transfer or mitigation of interest risks either generally or under specific contingencies.

                 "Investment" shall mean, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including, without limitation, any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such short sale); (b) any deposit with, or advance, loan or other extension of credit to, such Person (other than any such advance, loan or extension of credit representing the purchase price of goods, intangibles or services





                                Credit Agreement
sold or supplied in the ordinary course of business) or Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of such Person and (without duplication) any amount committed to be advanced, lent or extended to such Person; (c) any Acquisition other than the acquisition of goods, intangibles or services purchased in the ordinary course of business and accounted for as an expense in accordance with GAAP or as a Capital Expenditure or (d) the entering into of any Interest Rate Protection Agreement.

                 "Licensed Rights" shall mean Program Rights with a license term less than the useful life (including all practical renewals) of the right being licensed. Without limiting the foregoing, "Licensed Rights" shall not include Program Rights owned, directly or indirectly, on July 1, 1993, by Turner Entertainment Co.

                 "Lien" shall mean, with respect to any Property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property. For purposes of this Agreement, a Person shall be deemed to own subject to a Lien any Property that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than an operating lease) relating to such Property.

                 "Loans" shall mean the loans provided for in Section 2.01 hereof, which may be Base Rate Loans and/or Fixed Rate Loans.

                 "LTCB" shall mean The Long-Term Credit Bank of Japan, Ltd.

                 "Majority Banks" shall mean, subject to the last paragraph of
Section 11.04 hereof, Banks having more than 50% of the aggregate amount of the Commitments or, if the Commitments shall have terminated, Banks holding more than 50% of the aggregate unpaid principal amount of the Loans.





                                Credit Agreement

                 "Margin Stock" shall mean "margin stock" within the meaning of Regulations U and X.

                 "Material Adverse Effect" shall mean a material adverse effect on (a) the Property, business, operations, financial condition, prospects, liabilities or capitalization of the Company and its Subsidiaries taken as a whole, (b) the ability of the Company to perform its obligations under this Agreement or any of the Notes, (c) the validity or enforceability of this Agreement or any of the Notes, (d) the rights and remedies of any Bank or the Agent under this Agreement or any of the Notes or (e) the timely payment of the principal of or interest on the Loans or other amounts payable in connection therewith.

                 "Multiemployer Plan" shall mean a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been made by the Company or any ERISA Affiliate and which is covered by Title IV of ERISA.

                 "Net Cash Proceeds" shall mean, with respect to any Disposition of any Property or issuance of Permitted Equity, the aggregate cash payments received (directly or indirectly), including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, therefrom, but only as and when received, net of repayments of Indebtedness secured by Liens on such Property (in the case of a Disposition) and all reasonable legal, brokerage and investment banking fees and expenses, title and recording tax expenses, commissions, fees and expenses incurred in obtaining regulatory approvals, and foreign, federal, state and local income or other taxes estimated to be payable in connection therewith.

                 "Net Proceeds" shall mean, with respect to any Disposition of any Property, the aggregate cash payments, and the fair market value of any non-cash consideration, received (directly or indirectly), including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, therefrom, but only as and when received, net of repayments of Indebtedness secured by Liens





                                Credit Agreement
on such Property and all reasonable legal, brokerage and investment banking fees and expenses, title and recording tax expenses, commissions, fees and expenses incurred in obtaining regulatory approvals, and foreign, federal, state and local income or other taxes estimated to be payable in connection therewith.

                 "Non-Qualifying Equity" of any Person shall mean Capital Stock or other ownership interests issued by such Person that is not Qualifying Equity.

                 "Non-Significant Subsidiary" shall mean any Subsidiary of the Company which is not a Significant Subsidiary.

                 "Notes" shall mean the promissory notes provided for by
Section 2.07 hereof and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.

                 "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

                 "Permitted Equity" shall mean Non-Qualifying Equity and Qualifying Equity.

                 "Permitted Investments" of any Person shall mean: (a) U.S. Government Obligations maturing not more than 180 days from the date of acquisition thereof by such Person; (b) certificates of deposit issued by any bank or trust company organized under the laws of the United States of America or any state thereof and having capital, surplus and undivided profits of at least $500,000,000, or issued by any Bank, maturing not more than 180 days from the date of acquisition thereof by such Person; and (c) debt instruments rated A-2 or better by Standard & Poor's Ratings Group ("S&P") or P-2 or better by Moody's Investors Service, Inc. ("Moody's") or issued by an issuer having a long term debt rating of BBB- or better from S&P or Baa3 or better from Moody's, in any case maturing not more





                                Credit Agreement
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                                    - 23 -

than 180 days from the date of acquisition thereof by such Person.

                 "Permitted Other Holders" shall mean (a) each Person that, on the date hereof, was either (i) the beneficial holder (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as in effect on the date hereof) of shares of the Class C Convertible Preferred Stock, par value $.125 per share, of the Company or (ii) an Affiliate of a Person specified in clause (i) above and (b) each Person at least 66-2/3% of the voting power of the Voting Stock of which is beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as in effect on the date hereof) by one or more of the Persons specified in clause
(a) above.

                 "Permitted Turner Holders" shall mean R.E. Turner and his estate, heirs and legatees, and the legal representatives of any of the foregoing, including, without limitation, the trustee of any trust of which one or more of the foregoing are the sole beneficiaries.

                 "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

                 "Plan" shall mean an employee benefit or other plan established or maintained by the Company or any ERISA Affiliate and that is covered by Title IV of ERISA, other than a Multiemployer Plan.

                 "Post-Default Rate" shall mean, in respect of any principal of any Loan or any other amount under this Agreement or any Note that is not paid when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise), a rate per annum during the period from and including the due date to but excluding the date on which such amount is paid in full equal to 2% plus the Base Rate as in effect from time to time plus the Applicable Margin for Base Rate Loans (provided that, if the





                                Credit Agreement
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                                    - 24 -

amount so in default is principal of a Fixed Rate Loan and the due date thereof is a day other than the last day of the Interest Period therefor, the "Post-Default Rate" for such principal shall be, for the period from and including such due date to but excluding the last day of such Interest Period, 2% plus the interest rate for such Loan as provided in Section 3.02(b) hereof and, thereafter, the rate provided for above in this definition).

                 "Prime Rate" shall mean the rate of interest from time to time announced by Chase at the Principal Office as its prime commercial lending rate.

                 "Principal Office" shall mean the principal office of Chase, located on the date hereof at 1 Chase Manhattan Plaza, New York, New York 10081.

                 "Program Rights" shall mean all rights of the Company and/or any of its Subsidiaries to use (whether by ownership, license or otherwise) copyrighted programs, programming, films and similar assets.

                 "Property" shall mean, with respect to any Person, any and all tangible or intangible property (including, without limitation, Capital Stock and other equity interests in any other person), assets, revenues, rights (including, without limitation, Program Rights) or business of such Person, owned by leasehold or in fee, by license, sublicense or outright, whether now owned or hereafter acquired by such Person.

                 "Qualifying Equity" of any Person shall mean: (a) common stock or other ownership interests of such Person which is not required (other than solely at the option of such Person) to be purchased, redeemed or





                                Credit Agreement
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                                    - 25 -

otherwise retired by such Person or any of its Subsidiaries, and which is not convertible (other than solely at the option of such Person) into Indebtedness of such Person or any of its Subsidiaries, at any time before the date falling one year after the Commitment Termination Date; (b) preferred stock or other ownership interests of such Person which is not required (other than solely at the option of such Person) to be purchased, redeemed or otherwise retired by such Person or any of its Subsidiaries, and which is not convertible (other than solely at the option of such Person) into Indebtedness of such Person or any of its Subsidiaries, at any time before the date falling one year after the Commitment Termination Date; (c) preferred stock or other ownership interests issued by Subsidiaries of such Person to such Person or any Wholly Owned Subsidiary of such Person, but only while such preferred stock or other ownership interests (as the case may be) is held by such Person or a Wholly Owned Subsidiary of such Person; (d) other preferred stock or other ownership interests of such Person issued on terms and conditions satisfactory to the Majority Banks and which the Majority Banks agree shall be Qualifying Equity for the purposes of this Agreement; and (e) warrants for any of the foregoing which are not required (other than solely at the option of such Person) to be purchased, redeemed or otherwise retired by such Person or any of its Subsidiaries (unless solely in exchange for the issuance of Qualifying Equity), which are not convertible (other than solely at the option of such Person) into Indebtedness of such Person or any of its Subsidiaries, at any time before the date falling one year after the Commitment Termination Date, and the exercise of which will not result in a Default.

                 "Quarterly Dates" shall mean the last Business Day of each March, June, September and December, the first of which shall be the first such day after the date of this Agreement.

                 "Reference Banks" shall mean Chase, Toronto-Dominion, LTCB, and Credit Lyonnais (or their respective Applicable Lending Offices, as the case may be).

                 "Regulations A, D, U and X" shall mean, respectively, Regulations A, D, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

                 "Regulatory Change" shall mean, with respect to any Bank, any change after the date of this Agreement in Federal, state or foreign law or regulations (including, without limitation, Regulation D) or the adoption or making after such





                                Credit Agreement
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                                    - 26 -

date of any interpretation, directive or request applying to a class of banks including such Bank of or under any Federal, state or foreign law or regulations (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

                 "Reserve Requirement" shall mean, for any Interest Period for any Fixed Rate Loan, the average maximum rate at which reserves (including, without limitation, any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion Dollars against (a) in the case of Eurodollar Loans, "Eurocurrency liabilities" (as such term is used in Regulation D) or (b) in the case of CD Loans, non-personal Dollar time deposits in an amount of $100,000 or more. Without limiting the effect of the foregoing, the Reserve Requirement shall include any other reserves required to be maintained by such member banks by reason of any Regulatory Change with respect to (i) any category of liabilities that includes deposits by reference to which the Fixed Base Rate for Eurodollar Loans or CD Loans (as the case may be) is to be determined as provided in the definition of "Fixed Base Rate" in this Section 1.01 or (ii) any category of extensions of credit or other assets that includes Eurodollar Loans or CD Loans.

                 "Senior Officer" shall mean with respect to any Person, any of the Chairman of the Board, the President, the Senior Vice President -- Finance & Administration, any Executive Vice President, the Vice President -- Finance, the Vice President & Treasurer, the Vice President & Controller, any Assistant Treasurer, any Assistant Vice President -- Finance or the Secretary of such Person.

                 "Significant Subsidiary" shall mean, as of any date of determination, each Subsidiary that (i) for the full fiscal year of the Company most recently ended before such date and in respect of which the Banks have received financial statements under Section 8.01(b) hereof, accounted for more than 5% of





                                Credit Agreement
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                                    - 27 -

consolidated revenue of the Company and its Consolidated Subsidiaries as shown on the consolidated financial statements of the Company and its Consolidated Subsidiaries for such fiscal year or (ii) as of such date of determination, is the owner of more than 5% of the total consolidated assets of the Company and its Consolidated Subsidiaries, calculated on the basis of the consolidated financial statements of the Company and its Consolidated Subsidiaries for such fiscal year; provided that, if any Person becomes a Subsidiary of the Company after July 1, 1993, the determination of whether such Person is a Significant Subsidiary shall, until it is a Consolidated Subsidiary for a full fiscal year of the Company, be made using pro forma calculations as if it had been a Subsidiary of the Company during the most recent full fiscal year of the Company preceding the date it so became a Consolidated Subsidiary. In any event, each of Superstation, Inc., Turner Entertainment Co., Turner Network Television, Inc. and CNN shall be deemed to be a Significant Subsidiary.

                 "Subordinated Indebtedness" shall mean, collectively, (i) the Senior Subordinated Debentures of the Company due October 15, 2001, issued under the Indenture, and (ii) the Liquid Yield Option Notes of the Company due 2007 (Zero Coupon-Subordinated), issued under an indenture dated as of February 13, 1992 between the Company and The Bank of New York, as trustee.

                 "Subsidiary" shall mean, for any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. "Wholly Owned Subsidiary" shall mean any such corporation, partnership or





                                Credit Agreement
other entity of which all of the equity securities or other ownership interests (other than, in the case of a corporation, directors' qualifying shares) are so owned or controlled.

                 "Toronto-Dominion" shall mean The Toronto-Dominion Bank.

                 "TOVI" shall mean Turner Omni Venture, Inc., a Georgia corporation and a Wholly Owned Subsidiary of the Company.

                 "Type" shall have the meaning assigned to such term in
Section 1.03 hereof.

                 "U.S. Government Obligations" shall mean direct obligations of, or obligations guaranteed by, the United States of America for the payment of which obligation or guarantee the full faith and credit of the United States of America is pledged.

                 "Voting Stock" shall mean, with respect to any Person, capital stock of such Person having general voting power under ordinary circumstances to elect directors to the board of directors of such person, but shall not include any capital stock that has or would have such voting power solely by reason of the happening of any contingency.

                 "Works" shall mean motion pictures, video and television programs, audio-visual works, sound recordings, books and other literary or written material, any copyright or other intellectual property related thereto, any component of the foregoing or rights with respect thereto, and all improvements thereon, products and proceeds thereof and revenues derived therefrom.

                 1.02  Accounting Terms and Determinations.

                 (a) Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Banks hereunder shall (unless otherwise disclosed to the Banks in writing at the time





                                Credit Agreement
of delivery thereof in the manner described in subsection (b) below) be prepared, in accordance with generally accepted accounting principles applied on a basis consistent with those used in the preparation of the latest financial statements furnished to the Banks hereunder (which, prior to the delivery of the first financial statements under Section 8.01 hereof, shall mean the audited financial statements as at December 31, 1993 referred to in
Section 7.02 hereof). All calculations made for the purposes of determining compliance with this Agreement shall (except as otherwise expressly provided herein) be made by application of generally accepted accounting principles applied on a basis consistent with those used in the preparation of the annual or quarterly financial statements furnished to the Banks pursuant to Section
8.01 hereof most recently prior to or concurrently with such calculations (or, prior to the delivery of the first financial statements under Section 8.01 hereof, used in the preparation of the audited financial statements as at December 31, 1993 referred to in Section 7.02 hereof) unless (i) either (x) the Company shall have objected to determining such compliance on such basis at the time of delivery of such financial statements or (y) the Majority Banks shall so object in writing within 30 days after delivery of such financial statements and (ii) the Company and the Majority Banks have not agreed upon amendments to the financial covenants contained herein to reflect any change in such basis, in which event such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 8.01 hereof, shall mean the financial statements referred to in Section 7.02 hereof).

                 (b) The Company shall deliver to the Banks at the same time as the delivery of any annual or quarterly financial statement under Section
8.01 hereof (i) a description in reasonable detail of any material variation between the application of accounting principles employed in the preparation of such statement and the application of accounting principles employed in the preparation of the next preceding annual or quarterly financial statements as to which no objection has been





                                Credit Agreement
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                                    - 30 -

made in accordance with the last sentence of subsection (a) above and (ii) reasonable estimates of the difference between such statements arising as a consequence thereof.

                 (c) To enable the ready and consistent determination of compliance with the covenants set forth in Section 8 hereof, the Company will not change the last day of its fiscal year from December 31 of each year, or the last days of the first three fiscal quarters in each of its fiscal years from March 31, June 30 and September 30 of each year, respectively.

                 (d) It is contemplated by Section 8.19 hereof that on or after the date hereof the Company and its Subsidiaries may enter into a tax sharing agreement pursuant to which the Company will agree to join an affiliated group of Persons owned or controlled by a "common parent" (within the meaning of Section 1504 of the Code) in filing consolidated Federal income tax returns. So long as the Company and its Subsidiaries shall be included in consolidated Federal income tax returns filed by such common parent pursuant to such tax sharing agreement, whenever making determinations under this Agreement of the amount of Federal income taxes payable during any period (or the amount of refunds in respect of such taxes receivable during any period) by the Company and its Subsidiaries, the amount of such taxes payable or receivable shall be deemed to be equal to the amounts payable or receivable, as the case may be, in respect of such taxes under such tax sharing agreement without reference to whether the Company and its Subsidiaries as an affiliated group shall in fact pay any amounts in respect of Federal income taxes (or receive any amounts in respect of refunds of Federal income taxes) during the relevant period.

                 1.03 Types of Loans. Loans hereunder are distinguished by "Type". The "Type" of a Loan refers to whether such Loan is a Base Rate Loan, a CD Loan or a Eurodollar Loan, each of which constitutes a Type.

                 Section 2.  Commitments, Loans, Notes and Prepayments.





                                Credit Agreement

                 2.01 Loans. Each Bank severally agrees, on the terms and conditions of this Agreement, to make loans to the Company in Dollars during the period from and including the date hereof to but not including the Commitment Termination Date in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of the Commitment of such Bank as in effect from time to time. Subject to the terms and conditions of this Agreement, during such period the Company may borrow, repay and reborrow the amount of the Commitments by means of Base Rate Loans, CD Loans and Eurodollar Loans and may Convert Loans of one Type into Loans of another Type or Continue Loans of one Type as Loans of the same Type; provided that no more than five separate Interest Periods in respect of Fixed Rate Loans from each Bank may be outstanding at any one time.

                 2.02 Borrowings. The Company shall give the Agent (which shall promptly notify the Banks) notice of each borrowing hereunder by means of a Borrowing Notice as provided in Section 4.05 hereof. Not later than 1:00 p.m. New York time on the date specified for each borrowing hereunder, each Bank shall make available the amount of the Loan or Loans to be made by it on such date to the Agent, at account number NYAO-DI-900-9-000002 maintained by the Agent with Chase at the Principal Office, in immediately available funds, for account of the Company. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Company by depositing the same, in immediately available funds, in an account of the Company maintained with Chase at the Principal Office designated by the Company.

                 2.03  Changes of Commitments.

                 (a) The aggregate amount of the Commitments shall be automatically reduced to zero on the Commitment Termination Date.

                 (b) The aggregate amount of the Commitments shall be automatically reduced on each Commitment Reduction Date set forth in column (A) below by the amount (subject to reduction pursuant to paragraph (d) below) set forth in column (B) below opposite such Commitment Reduction Date:





                                Credit Agreement

                         (A)                               (B)
                 Commitment Reduction              Commitments Reduced
                  Date Falling on or                by the Following
                     Nearest to:                         Amounts
                 --------------------              -------------------

                 March 31, 1998                         $25,000,000
                 June 30, 1998                          $25,000,000
                 September 30, 1998                     $25,000,000
                 December 31, 1998                      $25,000,000

                 March 31, 1999                         $50,000,000
                 June 30, 1999                          $50,000,000
                 September 30, 1999                     $50,000,000
                 December 31, 1999                      $50,000,000

                 March 31, 2000                         $50,000,000
                 June 30, 2000                          $50,000,000
                 September 30, 2000                     $50,000,000
                 December 31, 2000                      $50,000,000

                 (c) The Company shall have the right at any time or from time to time (i) so long as no Loans are outstanding, to terminate the Commitments and (ii) to reduce the aggregate unused amount of the Commitments; provided that (x) the Company shall give notice of each such termination or reduction as provided in Section 4.05 hereof and (y) each partial reduction shall be in an aggregate amount at least equal to $10,000,000 or in multiples of $5,000,000 in excess thereof.

                 (d) Each reduction in the aggregate amount of the Commitments pursuant to the preceding paragraph (c) (a "Voluntary Reduction") shall result in a simultaneous reduction in the aggregate amount by which the Commitments are to be reduced pursuant to paragraph (b) above on each Commitment Reduction Date following the date of such Voluntary Reduction, such simultaneous reduction to be in an aggregate amount equal to the amount of such Voluntary Reduction and to be applied to the amounts set forth under column (B) of said paragraph (b) as follows: each amount set forth under said column (B) opposite a Commitment





                                Credit Agreement

Reduction Date following the date of such Voluntary Reduction (each, a "relevant amount") shall be reduced to an amount equal to (X) such relevant amount multiplied by (Y) a fraction, the numerator of which is equal to the aggregate amount of the Commitments immediately following such Voluntary Reduction and the denominator of which is equal to the aggregate amount of the Commitments immediately prior to such Voluntary Reduction.

                 (e) The Commitments once terminated or reduced may not be reinstated.

                 2.04 Commitment Fee. The Company shall pay to the Agent for account of each Bank a commitment fee on the daily average unused amount of such Bank's Commitment, for the period from and including the date of this Agreement to but not including the earlier of the date such Commitment is terminated and the Commitment Termination Date, at a rate per annum equal to the daily average Applicable Rate (as defined in the next sentence) for such period. For purposes of the preceding sentence, the "Applicable Rate" shall mean:

                 (a) 1/4 of 1% during the period from and including the date of this Agreement to but excluding October 15, 1994 (the "Initial Period"), provided that, if the initial Loan hereunder is made during the Initial Period, the Applicable Rate for each day during the Initial Period (including all days prior to the date on which such first Loan is made) shall be increased to 3/8 of 1%;

                 (b) 1/4 of 1% for any day on which the Applicable Margin for Eurodollar Loans is less than or equal to 3/4 of 1%; and

                 (c) 3/8 of 1% for all other days.

Accrued commitment fees (including, without limitation, any commitment fees accrued by reason of the increase in the Applicable Rate for each day during the Initial Period pursuant to clause (a) of the definition of "Applicable Rate") shall be





                                Credit Agreement
payable on each Quarterly Date and on the earlier of the date the Commitments are terminated and the Commitment Termination Date.

                 2.05 Lending Offices. The Loans of each Type made by each Bank shall be made and maintained at such Bank's Applicable Lending Office for Loans of such Type.

                 2.06 Several Obligations; Remedies Independent. The failure of any Bank to make any Loan to be made by it on the date specified therefor shall not relieve any other Bank of its obligation to make its Loan on such date, but neither any Bank nor the Agent shall be responsible for the failure of any other Bank to make a Loan to be made by such other Bank, and no Bank shall have any obligation to the Agent or any other Bank for the failure by such Bank to make any Loan required to be made by such Bank. The amounts payable by the Company at any time hereunder and under the Notes to each Bank shall be a separate and independent debt and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement and the Notes, and it shall not be necessary for any other Bank or the Agent to consent to, or be joined as an additional party in, any proceedings for such purposes.

                 2.07  Notes.

                 (a) The Loans made by each Bank shall be evidenced by a single promissory note of the Company substantially in the form of Exhibit A hereto, dated the date hereof, payable to such Bank in a principal amount equal to the amount of its Commitment as originally in effect and otherwise duly completed.

                 (b) The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Loan made by each Bank to the Company, and each payment made on account of the principal thereof, shall be recorded by such Bank on its books and, prior to any transfer of the Note held by it, endorsed by such Bank on the schedule attached to such Note or any continuation thereof; provided that the failure of such Bank to make any such recordation or endorsement shall not affect the obligations of





                                Credit Agreement
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                                    - 35 -

the Company to make a payment when due of any amount owing hereunder or under such Note in respect of the Loans.

                 (c) No Bank shall be entitled to have any Note held by it subdivided, by exchange for promissory notes of lesser denominations or otherwise, except in connection with a permitted assignment of all or any portion of such Note and the respective Loans evidenced thereby pursuant to
Section 11.06(b) hereof. In the case of any such subdivision in connection with any such assignment, new Notes (the "New Notes") issued in exchange for Notes (the "Old Notes") previously issued hereunder (i) shall be dated the respective dates of assignment, (ii) shall be otherwise duly completed and
(iii) shall bear a legend, to the effect that such New Notes are issued in exchange for such Old Notes and that the indebtedness represented by such Old Notes shall not have been extinguished by reason of such exchange.

                 2.08 Optional Prepayments and Conversions or Continuations of Loans. Subject to Section 4.04 hereof, the Company shall have the right to prepay Loans, or to Convert Loans of one Type into Loans of another Type or Continue Loans of one Type as Loans of the same Type, at any time or from time to time, provided that: (a) the Company shall give the Agent notice of each such prepayment, Conversion or Continuation as provided in Section 4.05 hereof; and (b) Fixed Rate Loans may be Converted only on the last day of an Interest Period for such Loans. Notwithstanding the foregoing, and without limiting the rights and remedies of the Banks under Section 9 hereof, in the event that any Event of Default shall have occurred and be continuing, the Agent may (and at the request of the Majority Banks shall) suspend the right of the Company to Convert any Loan into a Fixed Rate Loan, or to Continue any Loan as a Fixed Rate Loan, in which event all Loans shall be Converted to (on the last day(s) of the respective Interest Periods therefor) or Continued as, as the case may be, Base Rate Loans.

                 2.09  Mandatory Reductions of Commitments.

                 (a) Issuance of Equity. On the first anniversary of each date of the receipt of proceeds from the issuance of





                                Credit Agreement

Qualifying Equity by any Non-Significant Subsidiary (other than to the Company or any Subsidiary), the Commitments shall be automatically reduced by an aggregate amount equal to (i) the amount of the Net Cash Proceeds of such issuance minus (ii) the amount of such Net Cash Proceeds theretofore invested or committed to be invested in the business of the Company and the Subsidiaries minus (iii) an amount equal to the aggregate amount by which the "Commitments" under the Existing Credit Agreement are reduced by reason of such issuance pursuant to Section 2.09(a) thereof (as in effect on the date hereof).

                 (b) Dispositions of or by Non-Significant Subsidiaries or the CNN Center Complex. On the first anniversary of each Disposition permitted by
Section 8.18(b) or (c) hereof, the Commitments shall be automatically reduced by an aggregate amount equal to (i) the amount of the Net Cash Proceeds of such Disposition minus (ii) the amount of such Net Cash Proceeds theretofore invested or committed to be invested in the business of the Company and the Subsidiaries minus (iii) an amount equal to the aggregate amount by which the "Commitments" under the Existing Credit Agreement are reduced by reason of such Disposition pursuant to Section 2.09(b) thereof (as in effect on the date hereof).

                 (c) Certain Other Dispositions. If the Company or any of the Subsidiaries shall make any Disposition of Property (other than Contributed Property) permitted by Section 8.18(e) hereof after December 31, 1994, the Commitments shall be automatically reduced on the date such Disposition is consummated by an aggregate amount equal to (X) the amount of the Net Proceeds of such Disposition minus (Y) an amount equal to the aggregate amount by which the "Commitments" under the Existing Credit Agreement are reduced by reason of such Disposition pursuant to Section 2.09(c) thereof (as in effect on the date hereof).

                 (d) Application. No reduction in the aggregate amount of the Commitments pursuant to this Section 2.09 shall result in any reduction in the aggregate amount by which the Commitments are to be reduced pursuant to paragraph (b) of Section 2.03 hereof, it being the intent of the parties hereto that all such





                                Credit Agreement
reductions pursuant to this Section 2.09 be applied against such reductions pursuant to said paragraph (b) in inverse chronological order.

                 Section 3.  Payments of Principal and Interest.

                 3.01 Repayment of Loans. The Company hereby promises to pay to the Agent for account of each Bank the entire outstanding principal amount of such Bank's Loans, and each Loan shall mature, on the Commitment Termination Date. In addition, if following any reduction of the Commitments on any date (whether on any Commitment Reduction Date or otherwise) the aggregate principal amount of the Loans shall exceed the aggregate amount of the Commitments, the Company shall prepay Loans on such date in an aggregate amount equal to such excess.

                 3.02 Interest. The Company hereby promises to pay to the Agent for account of each Bank interest on the unpaid principal amount of each Loan made by such Bank for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full, at the following rates per annum:

                 (a) during such periods as such Loan is a Base Rate Loan, the Base Rate (as in effect from time to time) plus the Applicable Margin (if any); and

                 (b) during such periods as such Loan is a Fixed Rate Loan, for each Interest Period relating thereto, the Fixed Rate for such Loan for such Interest Period plus the Applicable Margin.

Notwithstanding the foregoing, the Company hereby promises to pay to the Agent for account of each Bank interest at the applicable Post-Default Rate on any principal of any Loan made by such Bank and on any other amount payable by the Company hereunder or under the Note held by such Bank to or for account of such Bank, which shall not be paid in full when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise), for the period from and including the due date thereof to but excluding





                                Credit Agreement
the date the same is paid in full. Accrued interest on each Loan shall be payable (i) in the case of a Base Rate Loan, quarterly on the Quarterly Dates,
(ii) in the case of a Fixed Rate Loan, on the last day of each Interest Period therefor and, if such Interest Period is longer than 90 days (in the case of a CD Loan) or three months (in the case of a Eurodollar Loan), at 90-day or three-month intervals, respectively, following the first day of such Interest Period, and (iii) in the case of any Loan, upon the payment or prepayment thereof or the Conversion of such Loan to a Loan of another Type (but only on the principal amount so paid, prepaid or Converted), except that interest payable at the Post-Default Rate shall be payable from time to time on demand. Promptly after the determination of any interest rate provided for herein or any change therein, the Agent shall give notice thereof to the Banks to which such interest is payable and to the Company.

                 Section 4.  Payments; Pro Rata Treatment; Computations; Etc.

                 4.01  Payments.

                 (a) Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Company under this Agreement and the Notes shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Agent at account number NYAO-DI-900-9-000002 maintained by the Agent with Chase at the Principal Office, not later than 1:00 p.m. New York time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day).

                 (b) Subject to Section 4.07 hereof, any Bank for whose account any such payment is to be made may (but shall not be obligated to) debit the amount of any such payment that is not made by such time to any ordinary deposit account of the Company with such Bank (with notice to the Company and the Agent, provided that such Bank's failure to give such notice shall not affect the validity thereof).





                                Credit Agreement

                 (c) The Company shall, at the time of making each payment under this Agreement or any Note for account of any Bank, specify to the Agent (which shall so notify the intended recipient(s) thereof) the Loans or other amounts payable by the Company hereunder to which such payment is to be applied (and in the event that the Company fails to so specify, or if an Event of Default has occurred and is continuing, the Agent may distribute such payment to the Banks for application in such manner as it or the Majority Banks, subject to Section 4.02 hereof, may determine to be appropriate).

                 (d) Each payment received by the Agent under this Agreement or any Note for account of any Bank shall be paid by the Agent promptly to such Bank, in immediately available funds, for account of such Bank's Applicable Lending Office for the Loan or other obligation in respect of which such payment is made.

                 (e) If the due date of any payment under this Agreement or any Note would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

                 4.02 Pro Rata Treatment. Except to the extent otherwise provided herein: (a) each borrowing from the Banks under Section 2.01 hereof shall be made from the Banks, each payment of commitment fee under Section 2.04 hereof shall be made for account of the Banks, and each termination or reduction of the amount of the Commitments under Section 2.03 hereof shall be applied to the respective Commitments of the Banks, pro rata according to the amounts of their respective Commitments; (b) the making, Conversion and Continuation of Loans of a particular Type (other than as provided for by Section 5.04 hereof) shall be made pro rata among the Banks according to the amounts of their respective Commitments (in the case of making of Loans) or their respective Loans (in the case of Conversions and Continuations of Loans) and the then current Interest Period for each Loan of such Type shall be coterminous; (c) each payment or prepayment of principal of Loans by the Company shall be made for account of





                                Credit Agreement
the Banks pro rata in accordance with the respective unpaid principal amounts of the Loans held by them, provided that if immediately prior to giving effect to any such payment in respect of any Loans the outstanding principal amount of the Loans shall not be held by the Banks pro rata in accordance with their respective Commitments in effect at the time such Loans were made (by reason of a failure of a Bank to make a Loan hereunder in the circumstances described in the last paragraph of Section 11.04 hereof), then such payment shall be applied to the Loans in such manner as shall result, as nearly as is practicable, in the outstanding principal amount of the Loans being held by the Banks pro rata in accordance with their respective Commitments; and (d) each payment of interest on Loans by the Company shall be made for account of the Banks pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Banks.

                 4.03 Computations. Interest on Fixed Rate Loans and commitment fees shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable and interest on Base Rate Loans shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable. Notwithstanding the foregoing, for each day that the Base Rate is calculated by reference to the Federal Funds Rate, interest on Base Rate Loans shall be computed on the basis of a year of 360 days and actual days elapsed.

                 4.04 Minimum Amounts. Except for mandatory prepayments made pursuant to Section 2.09 hereof and Conversions or prepayments made pursuant to
Section 5.04 hereof, each borrowing, Conversion and partial prepayment of principal of Loans shall be in an aggregate amount at least equal to $5,000,000 or in multiples of $1,000,000 in excess thereof (borrowings, Conversions or prepayments of or into Loans of different Types or, in the case of Fixed Rate Loans, having different Interest Periods at the same time hereunder to be deemed separate borrowings, Conversions and prepayments for





                                Credit Agreement
purposes of the foregoing, one for each Type or Interest Period). Anything in this Agreement to the contrary notwithstanding, the aggregate principal amount of Fixed Rate Loans of each Type having the same Interest Period shall be in an amount at least equal to $20,000,000 or in multiples of $1,000,000 in excess thereof and, if any Fixed Rate Loans would otherwise be in a lesser principal amount for any period, such Loans shall be Base Rate Loans during such period.

                 4.05 Certain Notices. Notices by the Company to the Agent of terminations or reductions of the Commitments and of borrowings, Conversions, Continuations and optional prepayments of Loans, of Types of Loans and of the duration of Interest Periods shall be irrevocable (except in the case of notices of optional prepayments) and shall be effective only if received by the Agent not later than 10:30 a.m. New York time on the number of Business Days prior to the date of the relevant termination, reduction, borrowing, Conversion, Continuation or prepayment or the first day of such Interest Period specified below:

                                                           Number of
                                                            Business
                 Notice                                    Days Prior
                 ------                                    ----------

         Termination or reduction
         of Commitments                                        3

         Borrowing or prepayment of,
         or Conversions into,
         Base Rate Loans                                    same day

         Borrowing or prepayment of,
         Conversions into, Continuations
         as, or duration of Interest
         Period for, Eurodollar Loans                          3

         Borrowing or prepayment of,
         Conversions into, Continuations
         as, or duration of Interest
         Period for, CD Loans                                  2





                                Credit Agreement

Each such notice of termination or reduction shall specify the amount of the Commitments to be terminated or reduced. Each such notice of borrowing (which shall be a Credit Agreement), Conversion, Continuation or optional prepayment shall specify the Loans to be borrowed, Converted, Continued or prepaid and the amount (subject to Section 4.04 hereof) and Type of each Loan to be borrowed, Converted, Continued or prepaid (and, in the case of a Conversion, the Type of Loan to result from such Conversion) and the date of borrowing, Conversion, Continuation or optional prepayment (which shall be a Business Day). Each such notice of the duration of an Interest Period shall specify the Loans to which such Interest Period is to relate. The Agent shall promptly notify the Banks of the contents of each such notice. In the event that the Company fails to select the Type of Loan, or the duration of any Interest Period for any Fixed Rate Loan, within the time period and otherwise as provided in this Section 4.05, such Loan (if outstanding as a Fixed Rate Loan) will be automatically Converted into a Base Rate Loan on the last day of the then current Interest Period for such Loan or (if outstanding as a Base Rate Loan) will remain as, or (if not then outstanding) will be made as, a Base Rate Loan.

                 4.06 Non-Receipt of Funds by the Agent. Unless the Agent shall have been notified by a Bank or the Company (the "Payor") prior to the date on which the Payor is to make payment to the Agent of (in the case of a Bank) the proceeds of a Loan to be made by such Bank hereunder or (in the case of the Company) a payment to the Agent for account of one or more of the Banks hereunder (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date; and, if the Payor has not in fact made the Required Payment to the Agent, the recipient(s) of such payment shall, on demand, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date (the "Advance Date")





                                Credit Agreement
such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such day and, if such recipient(s) shall fail promptly to make such payment, the Agent shall be entitled to recover such amount, on demand, from the Payor, together with interest as aforesaid, provided that if neither the recipient(s) nor the Payor shall return the Required Payment to the Agent within three Business Days of the Advance Date, then, retroactively to the Advance Date, the Payor and the recipient(s) shall each be obligated to pay interest on the Required Payment as follows:

                 (i) if the Required Payment shall represent a payment to be made by the Company to the Banks, the Company and the recipient(s) shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment at the Post-Default Rate (and, in case the recipient(s) shall return the Required Payment to the Agent, without limiting the obligation of the Company under
         Section 3.02 hereof to pay interest to such recipient(s) at the Post-Default Rate in respect of the Required Payment) and

                (ii) if the Required Payment shall represent proceeds of a Loan to be made by the Banks to the Company, the Payor and the Company shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment at the rate of interest provided for such Required Payment pursuant to Section 3.02 hereof (and, in case the Company shall return the Required Payment to the Agent, without limiting any claim the Company may have against the Payor in respect of the Required Payment), and, to the extent that the Company pays any such interest to the Agent, the Company shall pro tanto be relieved of its obligation to pay interest to the Payor on the related Loan.





                                Credit Agreement

                 4.07  Sharing of Payments, Etc.

                 (a) The Company agrees that, in addition to (and without limitation of) any right of set-off, banker's lien or counterclaim a Bank may otherwise have, each Bank shall be entitled, at its option, to offset balances held by it for account of the Company at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Bank's Loans or any other amount payable to such Bank hereunder, that is not paid when due (regardless of whether such balances are then due to the Company), in which case it shall promptly notify the Company and the Agent thereof, provided that such Bank's failure to give such notice shall not affect the validity thereof.

                 (b) If any Bank shall obtain from the Company payment of any principal of or interest on any Loan owing to it or payment of any other amount under this Agreement through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise (other than from the Agent as provided herein), and, as a result of such payment, such Bank shall have received a greater percentage of the principal of or interest on the Loans or such other amounts then due hereunder by the Company to such Bank than the percentage received by any other Bank, it shall promptly purchase from such other Banks participations in (or, if and to the extent specified by such Bank, direct interests in) the Loans or such other amounts, respectively, owing to such other Banks (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Banks shall share the benefit of such excess payment (net of any expenses that may be incurred by such Bank in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal of and/or interest on the Loans or such other amounts, respectively, owing to each of the Banks, provided that if at the time of such payment the outstanding principal amount of the Loans shall not be held by the Banks pro rata in accordance with their respective Commitments in effect at the time such Loans were made (by reason of a failure of a Bank to make a Loan hereunder in the





                                Credit Agreement
circumstances described in the last paragraph of Section 11.04 hereof), then such purchases of participations and/or direct interests shall be made in such manner as will result, as nearly as is practicable, in the outstanding principal amount of the Loans being held by the Banks pro rata according to the amounts of such Commitments. To such end all the Banks shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored.

                 (c) The Company agrees that any Bank so purchasing such a participation (or direct interest) may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Bank were a direct holder of Loans or other amounts (as the case may be) owing to such Bank in the amount of such participation.

                 (d) Nothing contained herein shall require any Bank to exercise any such right or shall affect the right of any Bank to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Company. If, under any applicable bankruptcy, insolvency or other similar law, any Bank receives a secured claim in lieu of a set-off to which this Section 4.07 applies, such Bank shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Banks entitled under this Section
4.07 to share in the benefits of any recovery on such secured claim.

                 Section 5.  Yield Protection, Etc.

                 5.01  Additional Costs.

                 (a) The Company shall pay directly to each Bank from time to time such amounts as such Bank may determine to be necessary to compensate such Bank for any costs that such Bank determines are attributable to its making or maintaining of any Fixed Rate Loans or its obligation to make any Fixed Rate Loans hereunder, or any reduction in any amount receivable by such Bank hereunder in respect of any of such Loans or such obligation





                                Credit Agreement

(such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change that:

                 (i) changes the basis of taxation of any amounts payable to such Bank under this Agreement or its Note in respect of any of such Loans (other than taxes imposed on or measured by the overall net income of such Bank or of its Applicable Lending Office for any of such Loans by the jurisdiction in which such Bank has its principal office or such Applicable Lending Office); or

                (ii) imposes or modifies any reserve, special deposit or similar requirements (other than the Reserve Requirement or the Assessment Rate utilized in the determination of the Fixed Rate for such Loan) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Bank (including, without limitation, any of such Loans or any deposits referred to in the definition of "Fixed Base Rate" in Section 1.01 hereof), or any commitment of such Bank (including, without limitation, the Commitment of such Bank hereunder); or

               (iii) imposes any other condition affecting this Agreement or its Note (or any of such extensions of credit or liabilities) or its Commitment.

If any Bank requests compensation from the Company under this Section 5.01(a), the Company may, by notice to such Bank (with a copy to the Agent), suspend the obligation of such Bank thereafter to make or Continue Loans of the Type with respect to which such compensation is requested, or to Convert Loans of any other Type into Loans of such Type, until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section
5.04 hereof shall be applicable), provided that such suspension shall not affect the right of such Bank to receive the compensation so requested.

                 (b) Without limiting the effect of the provisions of paragraph (a) of this Section 5.01 (but without duplication), in





                                Credit Agreement
the event that, by reason of any Regulatory Change, any Bank either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Bank that includes deposits by reference to which the interest rate on Eurodollar Loans or CD Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Bank that includes Eurodollar Loans or CD Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets that it may hold, then, if such Bank so elects by notice to the Company (with a copy to the Agent), the obligation of such Bank to make or Continue, or to Convert Loans of any other Type into, Loans of such Type hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section 5.04 hereof shall be applicable).

                 (c) Without limiting the effect of the foregoing provisions of this Section 5.01 (but without duplication), the Company shall pay directly to each Bank from time to time on request such amounts as such Bank may determine to be necessary to compensate such Bank (or, without duplication, the bank holding company of which such Bank is a subsidiary) for any costs that it determines are attributable to the maintenance by such Bank (or any Applicable Lending Office or such bank holding company), pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) of any court or governmental or monetary authority (i) following any Regulatory Change or (ii) implementing any risk-based capital guideline or other requirement (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) heretofore or hereafter issued by any government or governmental or supervisory authority implementing at the national level the Basel Accord (including, without limitation, the Final Risk-Based Capital Guidelines of the Board of Governors of the Federal Reserve System (12 C.F.R. Part 208, Appendix A; 12 C.F.R. Part 225, Appendix A) and the Final Risk-Based Capital Guidelines of the Office of the Comptroller of the Currency (12 C.F.R. Part 3, Appendix A)), of





                                Credit Agreement
capital in respect of its Commitment or Loans (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Bank (or any Applicable Lending Office or such bank holding company) to a level below that which such Bank (or any Applicable Lending Office or such bank holding company) could have achieved but for such law, regulation, interpretation, directive or request). For purposes of this
Section 5.01(c), "Basel Accord" shall mean the proposals for risk-based capital framework described by the Basel Committee on Banking Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, modified and supplemented and in effect from time to time or any replacement thereof.

                 (d) Each Bank shall notify the Company of any event occurring after the date of this Agreement entitling such Bank to compensation under paragraph (a) or (c) of this Section 5.01 as promptly as practicable, but in any event within 45 days, after such Bank obtains actual knowledge thereof; provided that if any Bank fails to give such notice within 45 days after it obtains actual knowledge of such an event, such Bank shall, with respect to compensation payable pursuant to this Section 5.01 in respect of any costs resulting from such event, only be entitled to payment under this Section 5.01 for costs incurred from and after the date 45 days prior to the date that such Bank does give such notice. Each Bank will furnish to the Company a certificate setting forth the basis and amount of each request by such Bank for compensation under paragraph (a) or (c) of this Section 5.01. Determinations and allocations by any Bank for purposes of this Section 5.01 of the effect of any Regulatory Change pursuant to paragraph (a) or (b) of this Section 5.01, or of the effect of capital maintained pursuant to paragraph (c) of this Section 5.01, on its costs or rate of return of maintaining Loans or its obligation to make Loans, or on amounts receivable by it in respect of Loans, and of the amounts required to compensate such Bank under this Section 5.01, shall be conclusive, provided that such determinations and allocations are made on a reasonable basis.





                                Credit Agreement

                 5.02 Limitation on Types of Loans. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any Fixed Base Rate for any Interest Period:

                 (a) the Agent determines, which determination shall be conclusive, that quotations of interest rates for the relevant deposits referred to in the definition of "Fixed Base Rate" in Section
         1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for either Type of Fixed Rate Loans as provided herein; or

                 (b) the Majority Banks determine, which determination shall be conclusive, and notify the Agent that the relevant rates of interest referred to in the definition of "Fixed Base Rate" in Section
         1.01 hereof upon the basis of which the rate of interest for Eurodollar Loans or CD Loans for such Interest Period is to be determined are not likely adequately to cover the cost to such Banks of making or maintaining such Type of Loans for such Interest Period;

then the Agent shall give the Company and each Bank prompt notice thereof and, so long as such condition remains in effect, the Banks shall be under no obligation to make additional Loans of such Type, to Continue Loans of such Type or to Convert Loans of any other Type into Loans of such Type, and the Company shall, on the last day(s) of the then current Interest Period(s) for the outstanding Loans of such Type, either prepay such Loans or Convert such Loans into another Type of Loan in accordance with Section 2.08 hereof.

                 5.03 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Bank or its Applicable Lending Office to honor its obligation to make or maintain Eurodollar Loans hereunder, then such Bank shall promptly notify the Company thereof (with a copy to the Agent) and such Bank's obligation to make or Continue, or to Convert Loans of any other Type into, Eurodollar Loans shall be suspended until such time as such Bank may again make and maintain





                                Credit Agreement

Eurodollar Loans (in which case the provisions of Section 5.04 hereof shall be applicable).

                 5.04 Treatment of Affected Loans. If the obligation of any Bank to make a particular Type of Fixed Rate Loans or to Continue, or to Convert Loans of any other Type into, Loans of a particular Type shall be suspended pursuant to Section 5.01 or 5.03 hereof (Loans of such Type being herein called "Affected Loans" and such Type being herein called the "Affected Type"), such Bank's Affected Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for Affected Loans (or, in the case of a Conversion resulting from Section 5.01(b) or 5.03 hereof, on such earlier date as may be required by law as such Bank may specify to the Company with a copy to the Agent) and, unless and until such Bank gives notice as provided below that the circumstances specified in Section
5.01 or 5.03 hereof that gave rise to such Conversion no longer exist:

                 (a) to the extent that such Bank's Affected Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Bank's Affected Loans shall be applied instead to its Base Rate Loans;

                 (b) all Loans that would otherwise be made or Continued by such Bank as Loans of the Affected Type shall be made or Continued instead as Base Rate Loans, and all Loans of such Bank that would otherwise be Converted into Loans of the Affected Type shall be Converted instead into (or shall remain as) Base Rate Loans; and

                 (c) if Loans of other Banks of the Affected Type are subsequently Converted into Loans of another Type (other than Base Rate Loans), such Bank's Base Rate Loans shall be automatically Converted on the Conversion date for such Loans of the other Banks into Loans of such other Type to the extent necessary so that, after giving effect thereto, all Loans held by such Bank and the Banks whose Loans are so Converted are held pro rata (as to principal amounts, Types





                                Credit Agreement
         and Interest Periods) in accordance with their respective Commitments.

If such Bank gives notice to the Company with a copy to the Agent that the circumstances specified in Section 5.01 or 5.03 hereof that gave rise to the Conversion of such Bank's Affected Loans pursuant to this Section 5.04 no longer exist (which such Bank agrees to do promptly upon such circumstances ceasing to exist) at a time when Loans of the Affected Type made by other Banks are outstanding, such Bank's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Loans of the Affected Type, to the extent necessary so that, after giving effect thereto, all Loans held by the Banks holding Loans of the Affected Type and by such Bank are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments.

                 5.05 Compensation. The Company shall pay to the Agent for account of each Bank, upon the request of such Bank through the Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Bank) to compensate it for any expense actually incurred or loss or cost which such Bank determines is attributable to:

                 (a) any payment, prepayment or Conversion of a Fixed Rate Loan made by such Bank for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 9 hereof) on a date other than the last day of the Interest Period for such Loan; or

                 (b) any failure by the Company for any reason (including, without limitation, the failure of any of the conditions precedent specified in Section 6 hereof to be satisfied) to borrow a Fixed Rate Loan from such Bank on the date for such borrowing specified in the relevant notice of borrowing given pursuant to Section 2.02 or 4.05 hereof.

Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any,





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of (i) the amount of interest which otherwise would have accrued on the principal amount so paid, prepaid or Converted or not borrowed for the period from the date of such payment, prepayment, Conversion or failure to borrow to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan which would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Loan provided for herein (excluding the Applicable Margin) over (ii) the amount of interest that otherwise would have accrued on such principal amount at a rate per annum equal to the interest component of the amount such Bank would have bid in the London interbank market (if such Loan is a Eurodollar Loan) or the United States secondary certificate of deposit market (if such Loan is a CD Loan) for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Bank).

                 5.06  U.S. Taxes.

                 (a) The Company agrees to pay to each Bank that is not a U.S. Person such additional amounts as are necessary in order that the net payment of any amount due to such non-U.S. Person hereunder after deduction for or withholding in respect of any U.S. Tax imposed with respect to such payment (or in lieu thereof, payment of such U.S. Tax by such non-U.S. Person), will not be less than the amount stated herein to be then due and payable, provided that the foregoing obligation to pay such additional amounts shall not apply:

                 (i) to any payment to a Bank hereunder unless such Bank is, on the date hereof (or on the date it becomes a Bank as provided in Section 11.06(b) hereof) and on the date of any change in the Applicable Lending Office of such Bank (other than a change pursuant to Section 5.07 hereof), either entitled to submit a Form 1001 (relating to such Bank and entitling it to a complete exemption from withholding on all interest to be received by it hereunder in respect of





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         the Loans) or Form 4224 (relating to all interest to be received by such Bank hereunder in respect of the Loans), or

                (ii) to any U.S. Tax imposed solely by reason of the failure by such non-U.S. Person to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of such non-U.S. Person if such compliance is required by statute or regulation of the United States of America as a precondition to relief or exemption from such U.S. Tax.

For the purposes of this Section 5.06(a), (w) "Form 1001" shall mean Form 1001 (Ownership, Exemption, or Reduced Rate Certificate) of the Department of the Treasury of the United States of America, (x) "Form 4224" shall mean Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States) of the Department of the Treasury of the United States of America (or in relation to either such Form such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates), (y) "U.S. Person" shall mean a citizen, national or resident of the United States of America, a corporation, partnership or other entity created or organized in or under any laws of the United States of America, or any estate or trust that is subject to Federal income taxation regardless of the source of its income but shall not include a branch or agency of a foreign financial institution and (z) "U.S. Taxes" shall mean any present or future tax, assessment or other charge or levy imposed by or on behalf of the United States of America or any taxing authority thereof or therein.

                 (b) Within 30 days after paying any amount to the Agent or any Bank from which it is required by law to make any deduction or withholding, and within 30 days after it is required by law to remit such deduction or withholding to any relevant taxing or other authority, the Company shall deliver to the Agent for delivery to such non-U.S. Person evidence satisfactory to





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such Person of such deduction, withholding or payment (as the case may be).

                 5.07 Change of Applicable Lending Office. If any event occurs that permits any Bank to request any payment under Section 5.01 or
Section 5.06 hereof, such Bank will designate a different Applicable Lending Office for the Loans of such Bank affected by such event if such designation will avoid the need for, or reduce the amount of, such payment and will not, in the sole opinion of such Bank, be disadvantageous to such Bank, except that such Bank shall have no obligation to designate an Applicable Lending Office located in the United States of America.

                 5.08 Replacement of Bank. (a) In the event that any Bank requests compensation pursuant to Section 5.01 or Section 5.06 hereof, or the obligation of any Bank to make Fixed Rate Loans or to Continue, or to Convert Base Rate Loans into, Fixed Rate Loans shall be suspended pursuant to Section
5.01 or 5.03 hereof, or any Bank becomes insolvent or fails to make any Loan in response to a request for borrowing by the Company where the Majority Banks have made the respective Loans to be made by them in response to such request, then, so long as such condition exists, the Company may either (i) designate another financial institution (such financial institution being herein called a "Replacement Bank") acceptable to the Agent (which acceptance will not be unreasonably withheld) and which is not an Affiliate of the Company, to assume such Bank's Commitment hereunder and to purchase the Loans of such Bank and such Bank's rights under this Agreement and the Note held by such Bank, all without recourse to or representation or warranty by, or expense to, such Bank, for a purchase price equal to the outstanding principal amount of the Loans payable to such Bank plus any accrued but unpaid interest on such Loans and accrued but unpaid fees owing to such Bank plus any amounts payable to such Bank under Section 5.05 hereof calculated as if such purchase constituted a mandatory prepayment of Loans, and upon such assumption, purchase and substitution, and subject to the execution and delivery to the Agent by the Replacement Bank of documentation satisfactory to the Agent (pursuant to which such Replacement Bank shall assume the





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                                    - 55 -

obligations of such original Bank under this Agreement), the Replacement Bank shall succeed to the rights and obligations of such Bank hereunder or (ii) pay to such Bank the outstanding principal amount of the Loans payable to such Bank plus any accrued but unpaid interest on such Loans and accrued but unpaid fees owing to such Bank plus any amounts payable to such Bank under Section 5.05 hereof calculated as if such purchase constituted a prepayment of Loans. In the event that the Company exercises its rights under the preceding sentence, the Bank against which such rights were exercised shall no longer be a party hereto or have any rights or obligations hereunder; provided that the obligations of the Company to such Bank under Sections 5 and 11.03 hereof with respect to events occurring or obligations arising before or as a result of such replacement shall survive such exercise.

                 (b)  If the Company exercises its rights under clause (ii) of
Section 5.08(a) hereof, the Company may, not later than 180 days after such exercise, designate another financial institution (such financial institution being herein called a "Substitute Bank") acceptable to the Agent (which acceptance will not be unreasonably withheld) and which is not an Affiliate of the Company, to assume a Commitment hereunder in an amount not greater than the Commitment of the Bank against which such rights were exercised and, subject to the execution and delivery to the Agent by the Substitute Bank of documentation satisfactory to the Agent, the Substitute Bank shall become party to this Agreement as a Bank. Upon the Substitute Bank so becoming a party hereto, the Company shall borrow Loans from the Substitute Bank and/or prepay the principal of the Loans of the other Banks in such manner as will result in the outstanding principal amount of the Loans being held by the Banks pro rata according to the amounts of their respective Commitments.

                 Section 6.  Conditions Precedent.

                 6.01 Initial Loan. The obligation of any Bank to make its initial Loan hereunder is subject to the receipt by the Agent of the following items, each of which shall be satisfactory to





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                                    - 56 -

the Agent (and to the extent specified below, to each Bank) in form and substance:

                 (a) Corporate Documents. The following documents, each certified as indicated below:

                      (i) a copy of the charter, as amended and in effect, of the Company certified as of a date near to the date hereof by the Secretary of State of the State of Georgia, and a certificate from such Secretary of State dated as of a recent date as to the good standing of the Company;

                     (ii) a certificate of the Secretary or an Assistant Secretary of the Company, dated the date hereof and certifying
                 (A) that attached thereto is a true and complete copy of the by-laws of the Company as amended and in effect on the date of such certificate, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of the Company authorizing the execution, delivery and performance of this Agreement and the Notes and the extensions of credit hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the charter of the Company has not been amended since the date of the certification thereto furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer of the Company executing this Agreement and the Notes and each other document to be delivered by the Company from time to time in connection therewith (and the Agent and each Bank may conclusively rely on such certificate until it receives notice in writing from the Company); and

                    (iii) a certificate of another officer of the Company as to the incumbency and specimen signature of the Secretary or Assistant Secretary, as the case may be, of the Company.





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                                    - 57 -

                 (b) Officer's Certificate. A certificate of a Senior Officer of the Company, dated the date hereof, to the effect set forth in clause (b) of the first sentence of Section 6.02 hereof.

                 (c) Opinions of Counsel to the Company. (i) An opinion, dated the date hereof, of Troutman Sanders, counsel to the Company, substantially in the form of Exhibit B hereto, and (ii) an opinion dated the date hereof, of the General Counsel of the Company, substantially in the form of Exhibit C hereto (and the Company hereby instructs each such counsel to deliver such opinions to the Banks and the Agent).

                 (d) Opinion of Special New York Counsel to Chase. An opinion, dated the date hereof, of Milbank, Tweed, Hadley & McCloy, special New York counsel to Chase, substantially in the form of Exhibit D hereto.

                 (e)  Notes.  The Notes, duly completed and executed.

                 (f)  List of Beneficial Owners.  A certificate of the
         Secretary of the Company dated the date hereof to the effect that (i) attached thereto is a list of all of the holders of record of shares of the Class C Convertible Preferred Stock, par value $.125 per share, of the Company on the date hereof as set forth on the books of the Company (the "Class C Preferred Shareholders") and (ii) to the knowledge of the Company, the beneficial holders (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as in effect on the date hereof) of such shares of the Class C Convertible Preferred Stock on the date hereof do not include any person or legal entity other than the Class C Preferred Shareholders and their respective Affiliates (as defined in the Indenture).

                 (g) Amendments to Credit Instruments, Etc. A certified or conformed copy of each Credit Instrument listed in Schedule I hereto and all amendments and supplements thereto, in each case that have become effective after July 1, 1993.





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                                    - 58 -

                 (h) Other Documents. Such other documents as the Agent or any Bank or special New York counsel to Chase may reasonably request.

The obligation of any Bank to make its initial Loan hereunder is also subject to the payment by the Company of such fees as the Company shall have agreed to pay or deliver to any Bank or the Agent in connection herewith, including, without limitation, the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, special New York counsel to Chase in connection with the negotiation, preparation, execution and delivery of this Agreement and the Notes and the making of the Loans hereunder (to the extent that statements for such fees and expenses have been delivered to the Company not later than five Business Days prior to such borrowing).

                 6.02 Initial and Subsequent Loans. The obligation of the Banks to make any Loan to the Company upon the occasion of each borrowing hereunder (including the initial borrowing) is subject to the further conditions precedent that (a) if such borrowing is to occur on a date when any Subordinated Indebtedness issued under the Indenture is outstanding and such Indenture has not been defeased, the Agent shall have received a certificate of two Senior Officers of the Company substantially in the form of Exhibit F hereto, (b) both immediately prior to the making of such Loan and also after giving effect thereto: (i) no Default shall have occurred and be continuing and (ii) the representations and warranties made by the Company in Section 7 hereof shall be true and complete on and as of the





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                                    - 59 -

date of the making of such Loan with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and
(c) the borrowing requested thereby has been duly authorized by all necessary corporate action on the part of the Company. Each notice of borrowing by the Company hereunder shall constitute a certification by the Company to the effect set forth in clause (b) of the preceding sentence, both as of the date of such notice and, unless the Company otherwise notifies the Agent prior to the date of such borrowing, as of the date of such borrowing. The Company shall deliver certified copies of all corporate action taken by the Company approving such borrowing (including, without limitation, a certificate setting forth the resolutions of the Board of Directors of the Company and the resolutions of the Finance Committee of such Board adopted in respect of such borrowing) to the Agent or any Bank making a request therefor.

                 Section 7. Representations and Warranties. The Company represents and warrants to each Bank that:

                 7.01 Corporate Existence. Each of the Company and its Significant Subsidiaries: (a) is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation; (b) has all requisite corporate power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; (c) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a Material Adverse Effect and (d) is in compliance with all agreements or instruments to which it is party or by which it is bound or to which it is subject where failure so to be in compliance would have a Material Adverse Effect.

                 7.02 Financial Condition. The consolidated and consolidating balance sheets of the Company and its Subsidiaries as at December 31, 1993, the related consolidated and consolidating statements of income, and the related consolidated statements of changes in stockholders' equity and of cash flows of the Company and its Subsidiaries for the fiscal year ended on said date, with the opinion thereon (in the case of said consolidated balance sheet and statements) of Price Waterhouse, heretofore furnished to each of the Banks, fairly present the consolidated and consolidating financial condition, as the case may be, of the Company and its Subsidiaries as at said date and the consolidated and consolidating results, as the case may be, of their operations and their cash flows for the fiscal year ended on said date in accordance with generally accepted





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                                    - 60 -

accounting principles and practices applied on a consistent basis. The unaudited consolidated and consolidating condensed balance sheets of the Company and its Subsidiaries as at June 30, 1994, the related consolidated and consolidating condensed statements of income, and the related consolidated condensed statement of cash flows of the Company and its Subsidiaries for the six-month period ended on June 30, 1994 heretofore furnished to each of the Banks, contain all normal recurring adjustments necessary for a fair presentation and fairly present the consolidated and consolidating financial position of the Company and its Subsidiaries as at such date and the consolidated and consolidating results of their operations and the consolidated results of their cash flows for the six-month period ended on said date. Although certain footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted from such unaudited financial statements, the disclosures are adequate to make the information presented not misleading. Neither the Company nor any of its Subsidiaries had on said dates any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in any of said balance sheets or financial statements as at said dates. There has been no material adverse change in the consolidated financial condition, operations, business or prospects taken as a whole of the Company and its Consolidated Subsidiaries (it being understood that a general disruption in the market for commercial paper generally for issuers shall not be deemed to constitute such a material adverse change) from that set forth in the audited financial statements of the Company and its Subsidiaries most recently furnished to the Banks under Section 8.01(b) hereof (or, until the first such financial statements are delivered hereunder, the audited financial statements referred to above in this Section 7.02).

                 7.03 Litigation. Except as disclosed to the Banks in writing prior to the date of this Agreement, there are no legal or arbitral proceedings or any proceedings by or before any governmental or regulatory authority or agency, now pending or





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                                    - 61 -

(to the knowledge of the Company) threatened against the Company or any of its Subsidiaries in which there exists a reasonable possibility of a determination adverse to the Company or any of its Subsidiaries and which, if adversely determined, would have a Material Adverse Effect. For the purposes of this
Section 7.03, any adverse determination in any such proceedings will not be deemed to have a Material Adverse Effect if the Majority Banks notify the Agent (which notice shall be revocable by the Majority Banks) to that effect (it being understood that the failure by the Majority Banks so to notify the Agent (or any revocation of such notice) shall not be determinative as to an adverse determination in any such proceedings having a Material Adverse Effect).

                 7.04 No Breach. None of the execution and delivery of this Agreement or the Notes, the consummation of the transactions herein and therein contemplated or compliance with the terms and provisions hereof and thereof will conflict with or result in a breach of, or require any consent under, the charter or by-laws of the Company, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the Property of the Company or any of its Subsidiaries pursuant to the terms of any such agreement or instrument.

                 7.05 Corporate Action. The Company has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Notes and to consummate the transactions herein and therein contemplated. The execution, delivery and performance by the Company of this Agreement and the Notes have been duly authorized by all necessary corporate action on its part; and this Agreement has been duly and validly executed and delivered by the Company and constitutes, and each of the Notes when executed and delivered for value will constitute, its legal, valid and binding obligation, enforceable in accordance with its terms.





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                                    - 62 -

                 7.06 Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency (collectively, "Approvals") are necessary for the execution, delivery or performance by the Company of this Agreement or the Notes, for the validity or enforceability hereof or thereof or for the consummation of the transactions herein or therein contemplated, except for (a) Approvals which have been obtained or effected and are in full force and effect to the extent required to be in full force and effect and (b) Approvals which are not yet required to be obtained or effected but which will have been obtained or effected and be in full force and effect at the respective times and to the extent required.

                 7.07 Use of Loans. Neither the Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for buying or carrying Margin Stock. Not more than 25% of the aggregate fair market value of the assets of the Company and its Subsidiaries consists of Margin Stock.

                 7.08 ERISA. The Company and the ERISA Affiliates have fulfilled their respective material obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable material provisions of ERISA and the Code, and have not incurred any liability to the PBGC or any Plan or Multiemployer Plan (other than to make contributions in the ordinary course of business) which either is material in relation to the financial condition of the Company and its Consolidated Subsidiaries taken as a whole or has resulted in an existing Lien on any Property of the Company or any of its Consolidated Subsidiaries.

                 7.09 Taxes. United States Federal income tax returns of the Company and its Subsidiaries have been examined and closed through the fiscal year of the Company ended December 31, 1981. The Company and its Significant Subsidiaries have filed all United States Federal income tax returns and all other material





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                                    - 63 -

tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any material assessment received by the Company or any of its Subsidiaries, except to the extent being contested in good faith by proper proceedings and against which adequate reserves are being maintained. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Company, adequate.

                 7.10 Certain Regulatory Matters. The Company is not subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Federal Power Act, the Interstate Commerce Act or any other federal or state statute or regulation which materially limits its ability to incur Indebtedness or its ability to consummate the transactions contemplated hereby.

                 7.11 Credit Agreements. Schedule I hereto is a complete and correct list, as of the date of this Agreement, of each credit agreement, loan agreement, indenture, note purchase agreement, guarantee or other arrangement providing for or otherwise relating to any Indebtedness to, or guarantee by, the Company or any of its Subsidiaries the aggregate principal or face amount of which equals or exceeds (or may equal or exceed) $5,000,000 and the aggregate principal or face amount outstanding as of June 30, 1994 or which may become outstanding under each such arrangement is correctly described in said
Schedule I.

                 7.12 Existing Liens. Schedule II hereto is a complete and correct list, as of the date of this Agreement, of each Lien existing on the date hereof securing Indebtedness equal to or in excess of $2,000,000 and the aggregate principal amount of Indebtedness secured by each such Lien is correctly described in such Schedule II.

                 7.13 Subsidiaries, Etc. Set forth in Schedule III hereto is a complete and correct list, as of the date of this Agreement, of all Subsidiaries of the Company (and the respective jurisdiction of incorporation of each such Subsidiary) and of all





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Investments held by the Company or any of its Subsidiaries in any joint venture or other Person in an amount equal to or greater than $2,000,000; and the aggregate amount of all Investments held by the Company and its Subsidiaries on the date hereof not identified on Schedule III hereto does not exceed $10,000,000. Except as disclosed in Schedule III hereto, as of the date of this Agreement: (a) the Company owns, free and clear of Liens (other than Liens permitted by Section 8.06 hereof), all outstanding shares of such Subsidiaries; (b) each such Subsidiary owns, free and clear of Liens (other than such permitted Liens), all outstanding shares of its Subsidiaries; (c) all such shares are validly issued, fully paid and non-assessable; and (d) the Company (or the respective Subsidiary) also owns, free and clear of Liens
(other than such permitted Liens), all such Investments.

                 7.14 Subordinated Indebtedness. To the extent that any Subordinated Indebtedness is outstanding and the Credit Instrument relating thereto has not been defeased, the Loans and the Notes constitute "Senior Indebtedness" as defined in all Credit Instruments relating to Subordinated Indebtedness and the terms of subordination contained in all such Credit Instruments are valid, binding and enforceable in accordance with their respective terms.

                 7.15 True and Complete Disclosure. (a) The Company's annual report on Form 10-K for the fiscal year ended at December 31, 1993 and the Company's quarterly report on Form 10-Q for the fiscal quarter ended on June 30, 1994, copies of which have been furnished by the Company to the Agent and the Banks, did not, as of the respective dates such Form 10-K and Form 10-Q were filed with the Securities and Exchange Commission, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (b) from the date of filing of the Company's quarterly report on Form 10-Q for the fiscal quarter ended on June 30, 1994 through the date hereof, the Company has not filed a current report on Form 8-K with the Securities and Exchange Commission and, as of the date hereof, no event or condition exists which would require such filing by the Company pursuant to the





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                                    - 65 -

Securities Exchange Act of 1934, as amended, except for any such event or condition which has heretofore been disclosed in writing to the Banks by delivery to the Banks of a Form 8-K prior to the filing thereof.

                 Section 8. Covenants of the Company. The Company covenants and agrees with the Banks and the Agent that, so long as any Commitment or Loan is outstanding and until payment in full of all amounts payable by the Company hereunder:

                 8.01 Financial Statements. The Company shall deliver to each of the Banks:

                 (a) as soon as available and in any event within 60 days after the end of each of the first three quarterly fiscal periods of each fiscal year of the Company: (i) consolidated and consolidating condensed statements of income, and consolidated statements of cash flows of the Company and its Consolidated Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated and consolidating balance sheets as at the end of such period, with each consolidated statement in comparative form (with such comparative form to be prepared pursuant to the rules and regulations of the Securities and Exchange Commission for preparation of Form 10-Q), and (ii) a certificate of a senior financial officer of the Company, which certificate shall state that (x) the financial statements referred to in the preceding clause (i) contain all normal recurring adjustments necessary for a fair presentation of the consolidated and consolidating financial position of the Company and its Consolidated Subsidiaries as at the end of the quarterly period, and the consolidated and consolidating results of their operations and the consolidated results of their cash flows for such periods of the Company and its Consolidated Subsidiaries and (y) that, although certain financial disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, the disclosures are adequate to make the information presented not misleading





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                                    - 66 -

         (all such consolidating statements shall be as routinely prepared by the Company for internal use);

                 (b) as soon as available and in any event within 105 days after the end of each fiscal year of the Company: (i) consolidated and consolidating statements of income, and the consolidated statements of changes in stockholders' equity and of cash flows of the Company and its Consolidated Subsidiaries for such year and the related consolidated and consolidating balance sheets as at the end of such year, with such consolidated statements in comparative form (with such comparative form to be prepared pursuant to the rules and regulations of the Securities and Exchange Commission for preparation of Form 10-K), (ii) in the case of said consolidated statements and balance sheets referred to in the preceding clause (i) an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall be unqualified as to the scope of matters reasonably within the control of the Company and as to the Company as a going concern and shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations and cash flows of the Company and its Consolidated Subsidiaries as at the end of, and for, such fiscal year, and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default arising under any of Sections 8.11 through 8.14 hereof and (iii) in the case of said consolidating statements and balance sheet referred to in the preceding clause (i) a certificate of a senior financial officer of the Company, which certificate shall state that said consolidating financial statements, when read in conjunction with the said consolidated balance sheet and statements, fairly present the consolidating financial condition and the results of operations and of cash flows of the Company and its Consolidated Subsidiaries in accordance with GAAP, consistently applied, as at the end of, and for, such fiscal year (all such consolidating statements shall be as routinely prepared by the Company for internal use);





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                 (c)  promptly upon their becoming available, copies of all prospectuses and regular periodic reports, if any, which the Company shall have filed with the Securities and Exchange Commission (or any governmental agency substituted therefor) or any national securities exchange;

                 (d) promptly upon the mailing thereof to the shareholders of the Company generally, copies of all financial statements, reports and proxy statements so mailed;

                 (e) as soon as possible, and in any event within ten days after the Company knows or has reason to know that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan have occurred or exist, a statement signed by a senior financial officer of the Company setting forth details respecting such event or condition and the action, if any, which the Company or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to the PBGC by the Company or an ERISA Affiliate with respect to such event or condition):

                      (i)  any reportable event, as defined in Section
                 4043(b) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which the PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code);

                     (ii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan;





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                    (iii)  the institution by PBGC of proceedings under Section
                 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan;

                     (iv) the complete or partial withdrawal by the Company or any ERISA Affiliate under Section 4201 or 4204 of ERISA from a Multiemployer Plan, or the receipt by the Company or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA; and

                      (v) the institution of a proceeding by a fiduciary of any Multiemployer Plan against the Company or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days;

                 (f) promptly after the Company knows or has reason to know that any Default has occurred, a notice of such Default describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that the Company has taken and proposes to take with respect thereto; and

                 (g) from time to time such other information regarding the business, affairs or financial condition of the Company or any of its Subsidiaries (including, without limitation, information regarding any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA) as any Bank or the Agent may reasonably request.

The Company will furnish to each Bank, at the time it furnishes each set of financial statements pursuant to paragraph (a) or (b) above, a certificate of a senior financial officer of the Company (i) to the effect that no Default has occurred and is continuing





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(or, if any Default has occurred and is continuing, describing the same in reasonable detail and describing the action that the Company has taken and proposes to take with respect thereto), (ii) setting forth in reasonable detail the computations necessary to determine whether the Company is in compliance with Sections 8.11 through 8.14 hereof as of the end of the respective quarterly fiscal periods or fiscal year (and, for purposes of determining compliance with said Sections, reference shall be made to the financial statements referred to in paragraph (a) or (b) above), (iii) (if any Subordinated Indebtedness issued under the Indenture is outstanding and such Indenture has not been defeased at such time) stating the amount of its Net Worth (as defined in the Indenture) as of the end of the respective quarterly periods or fiscal year and setting forth in reasonable detail the computations necessary to determine the same and (iv) as long as any Subordinated Indebtedness remains outstanding, to the effect that no event or circumstance which, with the giving of any notice, request, election or demand or the passage of time or any combination of the foregoing, would require the Company to prepay, redeem or defease any Subordinated Indebtedness before its stated maturity has occurred and is continuing (or, if any such event or circumstance has occurred and is continuing, describing the same in reasonable detail and describing the action that the Company has taken and proposes to take with respect thereto).

                 8.02 Litigation. The Company will promptly give to each Bank notice of all legal or arbitral proceedings, and of all proceedings by or before any governmental or regulatory authority or agency, and any material development in respect of such legal or other proceedings, affecting the Company or any of its Subsidiaries, except proceedings which, if adversely determined, would not have a Material Adverse Effect.

                 8.03 Corporate Existence, Etc. The Company will, and will cause each of its Significant Subsidiaries to: preserve and maintain its corporate existence and all of its material rights, privileges and franchises (provided that nothing in this Section 8.03 shall prohibit any transaction expressly permitted under Section 8.05 hereof); comply with the requirements of all





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applicable laws, rules, regulations and orders of governmental or regulatory authorities if failure to comply with such requirements would have a Material Adverse Effect; pay and discharge all material taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; maintain all of its properties used or (as determined by the management of the Company) useful in its business in good working order and condition, ordinary wear and tear excepted; and permit representatives of any Bank or the Agent, during normal business hours, to examine, copy and make extracts from its books and records, to inspect its properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Bank or the Agent (as the case may be).

                 8.04 Insurance. The Company will, and will cause each of its Subsidiaries to, keep insured by financially sound and reputable insurers all Property of a character usually insured by corporations engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations and carry such other insurance as is usually carried by such corporations, provided that the Company may self-insure in a manner and to the extent that corporations engaged in the same or similar business similarly situated customarily self-insure.

                 8.05 Prohibition of Fundamental Changes. The Company will not, nor will it permit any of its Subsidiaries to, enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution). Notwithstanding the foregoing sentence of this Section 8.05:

                 (a) any Subsidiary of the Company may be merged or consolidated with or into: (i) the Company if the Company shall be the continuing or surviving corporation or (ii) any





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         other such Subsidiary; provided that if any such transaction shall be between a Subsidiary and a Wholly Owned Subsidiary, the Wholly Owned Subsidiary shall be the continuing or surviving corporation;

                 (b) the Company may be merged or consolidated with or into another Person if: (i) either (x) the Company shall be the surviving Person or (y) the Person (if other than the Company) formed by such consolidation or into which the Company is merged shall be a corporation organized and existing under the laws of the United States or any State thereof or the District of Columbia and shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Banks and the Agent in form and substance satisfactory to the Majority Banks and the Agent, all of the obligations of the Company under this Agreement and the Notes, (ii) immediately before and immediately after giving effect to such transaction, no Default shall have occurred and be continuing, (iii) immediately after, and giving effect to, such transaction and the assumption contemplated by clause
         (i)(y) above, and the incurrence or anticipated incurrence of any Indebtedness to be incurred in connection therewith, (x) the surviving Person shall have a Net Worth (as defined below) equal to or greater than the Net Worth of the Company immediately preceding such transaction and (y) the surviving Person shall have an Interest Coverage Ratio of greater than 1.70 to 1 and the Company shall have delivered to the Agent a certificate of a Senior Officer of the Company stating that such consolidation or merger and such supplemental agreement comply with this Section 8.05 and that all conditions precedent herein provided relating to such transaction have been complied with;

                 (c) any Subsidiary of the Company may be merged or consolidated with or into another Person to consummate an acquisition of such other Person permitted by Section 8.08(d) hereof, provided that the surviving Person shall be a Subsidiary of the Company and (unless such surviving Person is a Non-Significant Subsidiary) organized





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         and existing under the laws of the United States or any State thereof or the District of Columbia;

                 (d) any Subsidiary of the Company permitted by subsection (a) of this Section 8.05 to merge or consolidate with any other Person may be liquidated or dissolved if all of its assets remaining after payment of liabilities are distributed in such liquidation or dissolution and such distribution is permitted as follows:

                          (i) such distribution shall be deemed to be a Dividend Payment hereunder and shall be permitted only if and to the extent permitted to be made as a Dividend Payment under paragraph (a) or (b) of Section 8.09 hereof; or

                         (ii) if and to the extent such distribution is not permitted by the preceding clause (i), such distribution shall be deemed to be a Disposition hereunder and shall be permitted only if and to the extent made as a Disposition under Section
                 8.18 hereof; and

                 (e) any Non-Significant Subsidiary may be merged or consolidated with or into another Person as permitted by Section 8.18(b) hereof.

For purposes of this Section 8.05, "Net Worth" as of any date means, with respect to any Person, the amount of the equity of the holders of Permitted Equity of such Person that would appear on the balance sheet of such Person as of such date, determined in accordance with GAAP, excluding (to the extent included in calculating such equity) (i) all revaluations and other write-ups in the book value of assets of such Person subsequent to July 1, 1993, (ii) all Investments (other than Permitted Investments and debt instruments (whether or not constituting Permitted Investments) maturing not more than 180 days from the date of acquisition thereof by such Person) in Persons that are not Consolidated Subsidiaries of such Person and (iii) the





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effects of Statement of Financial Accounting Standards No. 109 of the Financial
Accounting Standards Board.

                 8.06 Limitation on Liens. The Company will not, nor will it permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except:

                 (a) Liens imposed by any governmental authority for taxes, assessments or charges not yet delinquent or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Company or any of its Subsidiaries, as the case may be, in accordance with GAAP;

                 (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business (whether or not statutory) which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings, for which a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made;

                 (c) pledges or deposits to secure non-delinquent obligations under worker's compensation, unemployment insurance and other social security legislation;

                 (d) Liens on Capital Stock of or other ownership interests in any Person not a Subsidiary of the Company securing Indebtedness of such Person;

                 (e) Liens on Works (whether an individual Work or grouping of Works) acquired after the date of this agreement (by purchase, production or otherwise) by the Company or any of its Subsidiaries, each of which either (i) existed on such individual Work or grouping of Works before the time of their acquisition and was not created in anticipation thereof, or (ii) was created solely for the purpose of securing obligations to co-financiers, co-producers,





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         distributors, exhibitors, completion guarantors, investors, financial institutions or other similar participants incurred in connection with the financing, production, completion, distribution or exhibition of such individual Work or grouping of Works; provided that (i) no such Lien shall extend to or cover any property of the Company or such Subsidiary other than such individual Work or grouping of Works so acquired in any one or series of related transactions and (ii) neither the Company nor any Person that is a Significant Subsidiary of the Company on the date hereof shall be directly or contingently liable (by Guarantee (other than completion guarantees issued by the Company in accordance with customary industry practice and having usual and customary commercial terms) or otherwise) for the obligations secured by such Liens;

                 (f) Liens arising in the ordinary course of business that do not secure the repayment of Indebtedness, including, without limitation, the following:

                          (i) Liens on film or television production in favor of the Screen Actors Guild or other similar trade groups or guilds securing rights to residual payments owing to the Screen Actors Guild, such other trade group or their respective members in respect of such film or television production;

                         (ii) Liens to secure the performance of bids, trade contracts (other than for borrowed money), statutory obligations, surety and appeal bonds, leases (other than capital leases), performance bonds and other obligations of a like nature;

                        (iii)  Liens in favor of customs and revenue
                 authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

                         (iv) restrictions (other than security interests) on the transferability of Investments in favor of co-





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                                    - 75 -

                 investors or the issuers of such Investments or imposed by law;

                      (v) Liens on Works (whether an individual Work or a grouping of related Works) arising out of the sale, license, syndication, transfer or other disposition of such individual Work or grouping of related Works made in accordance with customary practices in the publishing, film, video and television industries, of rights or interests in such individual Work or grouping of related Works, so long as such Lien attaches only to such individual Work or grouping of related Works of the Company or its Subsidiaries being so sold, licensed, syndicated, transferred or disposed of; and

                     (vi)  Liens to secure the performance of operating leases;

                 (g) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, leases, subleases, licenses, sublicenses, restrictions on the use of property or minor imperfections in title thereto which, in the aggregate, are not material in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Company or any of its Subsidiaries;

                 (h) Liens on Property of Persons which become Subsidiaries of the Company after the date of this Agreement securing Indebtedness permitted by Section 8.07(e) hereof, provided that such Liens are in existence at the time the respective Persons become Subsidiaries of the Company and were not created in anticipation thereof;

                 (i) Liens upon Property (other than Works) acquired after the date hereof (by purchase, construction, production or otherwise) by the Company or any of its Subsidiaries, each of which Liens either
         (A) existed on such Property





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                                     - 76 -

         before the time of its acquisition and was not created in anticipation thereof, or (B) was created solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost (including the cost of construction or production) of the respective Property; provided that no such Lien shall extend to or cover any Property of the Company or such Subsidiary other than the respective Property so acquired, improvements thereon, products and proceeds thereof and revenues therefrom;

                 (j) additional Liens upon Property (other than Works) created after the date hereof, provided that the aggregate Indebtedness secured thereby and incurred on and after the date hereof shall not exceed $75,000,000 in the aggregate at any one time outstanding;

                 (k)  Liens existing on the date hereof and listed in
         Schedule II hereto and other Liens existing on the date hereof that individually do not secure Indebtedness in excess of $2,000,000 and collectively do not secure Indebtedness in excess of $5,000,000;

                 (l) Liens resulting from progress payments or partial payments under United States government contracts or subcontracts;

                 (m) Liens arising from legal proceedings, so long as such proceedings are being contested in good faith by appropriate proceedings diligently conducted and so long as execution is stayed on all judgments resulting from any such proceedings;

                 (n) restrictions arising under the Federal Communications Act of 1934, as amended, and similar statutes in effect in jurisdictions outside the United States of America;

                 (o) restrictions on the Atlanta National League Baseball Club, Inc. and Atlanta Hawks, Ltd. and their respective assets imposed by Major League Baseball or the





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         Commissioner of Baseball, and the National Basketball Association,
         respectively, including, without limitation, restrictions on the transferability of the Company's or any of its Subsidiaries' interest therein;

                 (p) Liens imposed under capital leases entered into after the date hereof; and

                 (q) any extension, renewal or replacement of the foregoing, provided, however, that the Liens permitted hereunder shall not be spread to cover any additional Indebtedness or Property (other than a substitution of like Property).

                 8.07 Indebtedness. The Company will not, and will not permit any of its Subsidiaries to, create, incur or suffer to exist any Indebtedness except:

                 (a)  Indebtedness to the Banks hereunder;

                 (b) Indebtedness outstanding on the date hereof and listed in Schedule I hereto and other Indebtedness outstanding on the date hereof in an aggregate principal amount not exceeding $5,000,000 under any one Credit Instrument or related Credit Instruments or $15,000,000 in the aggregate under all Credit Instruments and any extension, renewal, replacement or refinancing thereof, provided that the amount of such Indebtedness is not thereby increased and the obligors in respect thereof are not modified;

                 (c) Indebtedness of Subsidiaries of the Company to the Company or to other Subsidiaries of the Company;

                 (d) Indebtedness of Subsidiaries of the Company up to an aggregate amount not exceeding $75,000,000 at any one time outstanding;

                 (e) Indebtedness of Subsidiaries of the Company incurred in connection with the production, completion,





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         distribution or exhibition of Works (whether an individual Work or grouping of related Works); provided that (i) the principal amount thereof does not exceed the cost of such production, completion, distribution and exhibition and (ii) neither the Company nor any Person that is a Significant Subsidiary of the Company on the date hereof shall be directly or contingently liable (by Guarantee (other than completion guarantees issued by the Company in accordance with customary industry practice and having usual and customary commercial terms) or otherwise) for such Indebtedness;

                 (f) Indebtedness of Persons which become Subsidiaries of the Company after the date hereof, provided that such Indebtedness is in existence at the time the respective Persons become Subsidiaries of the Company and was not incurred or created in anticipation thereof;

                 (g) Indebtedness of the Company to Subsidiaries of the Company;

                 (h) Indebtedness of the Company that is not Guaranteed by any of the Subsidiaries of the Company;

                 (i)  Capital Lease Obligations of Subsidiaries of the Company;
         and

                 (j)  Non-Qualifying Equity permitted by Section 8.10 hereof.

                 8.08 Investments. The Company will not, and will not permit any of its Subsidiaries to, make or permit to remain outstanding any Investments other than the following Investments:

                 (a)  operating deposit accounts with banks;

                 (b)  Permitted Investments;

                 (c) Investments in debt instruments bought in open market transactions through financial intermediaries,





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                                    - 79 -

         provided that (i) the principal or face amount of all such debt instruments of any single issuer (together with its Affiliates) is not more than the greater of $5,000,000 or 10% of the aggregate principal or face amount of all Permitted Investments and Investments permitted by this paragraph held by the Company and its Subsidiaries, (ii) the aggregate principal or face amount of all such debt instruments will not exceed the aggregate principal or face amount of all Permitted Investments held by the Company and its Subsidiaries and (iii) the weighted average maturity date of all such debt instruments is not later than 30 days after the date of determination;

                 (d) Investments by the Company and its Subsidiaries in Persons primarily engaged in a line of business referred to in Section
         8.15 hereof, provided that (except in the case of any Investment in the Company or any of its Subsidiaries) no Default exists at the time of such Investment or would result therefrom;

                 (e) Investments in Persons outstanding on the date hereof to the extent that such Investments are either identified in Schedule III hereto or are in an amount of less than $2,000,000 on the date hereof in respect of any one such Person (provided that the aggregate amount of such Investments not identified on Schedule III hereto shall not exceed $10,000,000 on the date hereof);

                 (f) Loans made in the ordinary course of business to employees of the Company or its Subsidiaries, provided that the aggregate outstanding principal amount of all such loans shall not at any time exceed $10,000,000;

                 (g) Investments by the Company or its Subsidiaries in the Company or its Subsidiaries;

                 (h) Promissory notes received in consideration of Dispositions permitted hereby; and





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                 (i)  additional Investments having an aggregate book value up to but not exceeding $15,000,000 at any one time outstanding.

                 8.09 Dividend Payments. The Company will not, and will not permit any of its Subsidiaries to, declare or make any Dividend Payment at any time, except that:

                 (a) the Company's Subsidiaries may declare and make Dividend Payments to the Company, to any Subsidiary of the Company or to the minority shareholders, partners or the equivalent of such Subsidiaries, provided that Dividend Payments made by any Subsidiary to such minority shareholders, partners or the equivalent shall be permitted only to the extent that the aggregate amount thereof either
         (i) is deducted from Cash Flow as a minority interest in net income from continuing operations of such Subsidiary (as provided in clause
         (a) of the definition of Cash Flow in Section 1.01 hereof) for the period in respect of which such Dividend Payments are made or (ii) increases the equity investment in such Subsidiary held by the Company and its other Subsidiaries;

                 (b) the Company's Subsidiaries may declare and make cash dividends and distributions with respect to their respective common stock (or, in the case of partnerships, with respect to the respective partnership interests therein) pro rata among all of the holders thereof (the "Equity Holders") in proportion to their respective holdings thereof (and, for purposes of this paragraph (b) only, any preferred stock or limited partnership interest that is convertible into common stock or a general partnership interest, as the case may be, shall be deemed so converted to the extent that the holders thereof are entitled to receive such cash dividends and distributions prior to such conversion); provided that the aggregate amount of such dividends and distributions paid in accordance with this clause (b), with respect to any Subsidiary, after July 1, 1993 shall not exceed the sum of (i) the aggregate proceeds received by such Subsidiary from share purchases and other





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                                    - 81 -

         capital contributions made by such Equity Holders in such Subsidiary after such date and (ii) 100% of the aggregate Operating Cash Flow (as defined in the Indenture as in effect on such date) of such Subsidiary (or if such aggregate Operating Cash Flow is a deficit, minus 100% of such deficit) earned subsequent to June 30, 1993 and prior to the last day of the fiscal quarter immediately preceding the fiscal quarter in which such dividend or distribution occurs, less all other dividends and distributions paid subsequent to June 30, 1993 and prior to such dividend or distribution;

                 (c) the Company may declare and make cash dividends on its Qualifying Equity subject to the satisfaction of each of the following conditions:

                          (i) no Default shall have occurred and be continuing as of the date of the declaration of such Dividend Payment or would result from the payment thereof;

                         (ii) if, after giving effect to the payment of any such Dividend Payment, the aggregate amount of Dividend Payments on Qualifying Equity paid by the Company during the then current fiscal year of the Company exceeds or would exceed $30,000,000, the Funded Debt Ratio as at the last day of the fiscal quarter of the Company ended on or most recently ended prior to the date such Dividend Payments are paid does not exceed 3.5 to 1; and

                        (iii) such Dividend Payment shall be paid within 30 days after the declaration thereof; and

                 (d) the Company may make additional cash Dividend Payments on its Qualifying Equity in an aggregate amount after July 1, 1993 not exceeding $10,000,000 if (i) no Default shall have occurred and be continuing as at the date of the declaration (if such Dividend Payment is a dividend) or payment (if such Dividend Payment is not a dividend)





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         thereof or would result therefrom and (ii) if such Dividend Payment is a dividend, such Dividend Payment shall be paid within 30 days of the declaration thereof.

                 8.10 Issuance of Stock. The Company will not, and will not permit any of its Subsidiaries to, issue any shares of Capital Stock or other ownership interests, except that (a) the Company may issue Permitted Equity,
(b) any Subsidiary of the Company may issue Permitted Equity to the Company or any other Subsidiary of the Company and (c) any Non-Significant Subsidiary may issue Qualifying Equity to any Person. Notwithstanding anything contained herein to the contrary, the Company will not, and will not permit any of its Subsidiaries to, make any Disposition of or grant any Lien upon any Non-Qualifying Equity issued by any Subsidiary of the Company.

                 8.11 Fixed Charges Ratio. The Company will not permit the Fixed Charges Ratio to be less than 1.10 to 1 at any time.

                 8.12 Interest Coverage Ratio. The Company shall not permit the Interest Coverage Ratio to be less than the following respective ratios at any time during the following respective periods:

                          Period                                    Ratio
                          ------                                    -----
         From and including the first
           Delivery Date after the date
           hereof through but excluding
           the first Delivery Date after
           December 31, 1994                                  1.50 to 1.00

         From and including the first
           Delivery Date after December 31,
           1994 through but excluding the
           first Delivery Date after
           December 31, 1996                                  2.00 to 1.00






                                Credit Agreement

         From and including the first
           Delivery Date after December 31,
           1996 and at all times thereafter                   2.50 to 1.00

                 8.13 Funded Debt Ratio. The Company shall not permit the Funded Debt Ratio to exceed the following respective ratios at any time during the following respective periods:

                 Period                                             Ratio
                 ------                                             -----
         From and including the
           first Delivery Date
           after the date hereof
           through but excluding
           the first Delivery Date after
           December 31, 1994                                6.50 to 1.00

         From and including
           the first Delivery Date
           after December 31, 1994
           through but excluding
           the first Delivery Date after
           March 31, 1995                                   6.25 to 1.00

         From and including
           the first Delivery Date
           after March 31, 1995
           through but excluding
           the first Delivery Date after
           September 30, 1995                               6.00 to 1.00

         From and including
           the first Delivery Date
           after September 30, 1995
           through but excluding
           the first Delivery Date after
           September 30, 1996                               5.50 to 1.00





                                Credit Agreement

         From and including
           the first Delivery Date
           after September 30, 1996
           through but excluding
           the first Delivery Date after
           September 30, 1997                               5.00 to 1.00

         From and including
           the first Delivery Date
           after September 30, 1997
           and at all times thereafter                      4.50 to 1.00

                 8.14 Capital Expenditures. The Company shall not permit the aggregate amount of Capital Expenditures by the Company and its Consolidated Subsidiaries (excluding Investments permitted under Section 8.08 hereof) in any fiscal year of the Company to exceed the sum of (a) $125,000,000 plus (b) the excess, if any, of the aggregate amount of Capital Expenditures permitted in the immediately preceding fiscal year of the Company over the actual amount of Capital Expenditures made by the Company and its Consolidated Subsidiaries in such immediately preceding fiscal year (provided that the amount of such excess for such immediately preceding fiscal year shall not exceed $125,000,000).

                 8.15 Lines of Business. Neither the Company nor any of its Subsidiaries shall engage to any substantial extent (determined by reference to the Company and its Subsidiaries taken as a whole) in any line or lines of business other than the businesses of television broadcasting; syndication, production, development, licensing, distribution and merchandising of Works, other interactive or multimedia programming or software relating thereto; cable television; professional sports; advertising sales and representations; publishing; and other related businesses to the extent incidental to the conduct of any of the foregoing businesses.

                 8.16 Transactions with Affiliates. Except as expressly permitted by this Agreement, the Company will not, nor will it permit any of its Subsidiaries to, directly or





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                                    - 85 -

indirectly: (a) make any Investment in an Affiliate; (b) transfer, sell, lease, assign or otherwise dispose of any assets to an Affiliate; (c) merge into or consolidate with or purchase or acquire assets from an Affiliate; or
(d) enter into any other transaction directly or indirectly with or for the benefit of an Affiliate (including, without limitation, guarantees and assumptions of obligations of an Affiliate); provided that (x) any Affiliate who is an individual may serve as a director, officer or employee of the Company or its Subsidiaries and receive reasonable compensation for and indemnities in respect of his or her services in such capacity and (y) the Company and its Subsidiaries may enter into transactions that are in the best interest of the Company and its Subsidiaries and are not otherwise prohibited by this Agreement. A transaction shall be deemed to be in the best interest of the Company and its Subsidiaries (a) where the monetary or business consideration provided by the Company and its Subsidiaries in the relevant transaction or series of related transactions is less than $25,000,000, if the management or the board of directors, as the case may be, of the Company determines in accordance with the By-laws of the Company as in effect on the date hereof that the transaction or the series of related transactions is in the best interest of the Company and its Subsidiaries; (b) where the monetary or business consideration provided by the Company and its Subsidiaries in the relevant transaction is $25,000,000 or more, the requisite number of disinterested directors of the Company determines in accordance with the By-laws of the Company as in effect on the date hereof that the transaction or the series of related transactions is in the best interest of the Company and its Subsidiaries and (if such consideration is more than $100,000,000) the Board of Directors of the Company (or any committee of the Board of Directors of the Company duly authorized, with respect to the matter at issue, to exercise the powers of the Board of Directors of the Company) receives (and furnishes to the Agent a copy of) a written opinion from an independent financial advisor to the Company of nationally recognized standing stating that the transaction or series of related transactions is fair to the Company and its Subsidiaries; and (c) where the transaction consists of or is consummated pursuant to a routine contractual arrangement between the Company





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                                    - 86 -

and one of its cable customers at normal rates of the Company (including discounts) entered into in the ordinary course of business.

                 8.17 Use of Proceeds. The Company will use the proceeds of the Loans hereunder solely (i) to finance in part the redemption of the 12% Senior Subordinated Debentures due October 15, 2001 and other Subordinated Indebtedness, (ii) to finance acquisitions and investments in accordance with the terms hereof, and (iii) for other general corporate purposes, in each case in compliance with all applicable legal and regulatory requirements; provided that neither the Agent nor any Bank shall have any responsibility as to the use of any of such proceeds.

                 8.18 Sale of Assets. The Company will not, and will not permit any of its Subsidiaries to, make any Disposition of its Property (including, without limitation, receivables and leasehold interests, but excluding any inventory (including, without limitation, Program Rights) or other assets sold or disposed of in the ordinary course of business). Notwithstanding the foregoing provisions of this Section 8.18:

                 (a) any such Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Company or a Subsidiary of the Company, provided that, following the satisfaction and discharge of the Indenture and/or the defeasance of the notes issued thereunder, any such sale, lease, transfer or other disposition to a Subsidiary of the Company shall be made only to a Wholly Owned Subsidiary of the Company;

                 (b) (i) any Non-Significant Subsidiary may sell, lease or transfer or otherwise dispose of any or all of its assets and (ii) the Company or any Subsidiary may sell the Capital Stock or other ownership interest of any Non-Significant Subsidiary or cause any Non-Significant Subsidiary to be merged or consolidated with or into another Person;





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

                                    - 87 -

                 (c) The CNN Center Complex, or any part thereof, or the Capital Stock of TOVI and/or ICC Ventures, Inc. may be sold for fair market value, provided that (i) no Default would result therefrom and
         (ii) such sale is for cash (but may include a promissory note in a principal amount not in excess of $30,000,000 which either has a maturity of 180 days or less or, in the judgment of the management of the Company, the Company expects to be able to sell for fair market value within 180 days (the Company hereby agreeing to use its best efforts so to sell any such promissory note for fair market value));

                 (d) the Company and its Subsidiaries may sell, lease, transfer or otherwise dispose of any of their respective Properties for fair market value provided that the aggregate fair market value of all Property that is the subject of Dispositions permitted by this paragraph (d) shall not exceed $25,000,000 in any fiscal year of the Company; and

                 (e) the Company and its Subsidiaries may sell, lease, transfer or otherwise dispose of any of their respective Properties for fair market value to the extent such sale, lease, transfer or other disposition is not otherwise permitted by this Section 8.18, provided that the fair market value of all Property that is the subject of Dispositions after the date hereof permitted by this paragraph (e) shall not exceed $500,000,000.

Not later than 5 Business Days after the consummation of any Disposition permitted by paragraph (e) of this Section 8.18, the Company shall notify the Agent of (a) the date of such consummation and (b) the amount of Net Proceeds received therefrom by the Company or any of the Subsidiaries.

                 8.19 Tax Consolidation. The Company will not, and will not permit any of its Subsidiaries to, file or be the subject of any consolidated tax return (other than consolidated tax returns of the Company and its Consolidated Subsidiaries) unless required to do so by law and tax sharing arrangements have been entered into allocating the related consolidated tax





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                                    - 88 -

benefits and liabilities among the relevant parties on an equitable basis, such that the tax benefits and liabilities allocated to the Company shall be determined as if a separate consolidated return had been filed by the Company on behalf of itself and the other members of the affiliate group of which the Company would be the common parent corporation (without regard to the ownership of the Capital Stock of the Company) in a manner satisfactory to the Majority Banks except that any Person which was part of the consolidated tax group of another Person during such fiscal period that becomes a Subsidiary of the Company during such period may file or be the subject of a consolidated tax return of such group for such period.

                 Section 9. Events of Default. If one or more of the following events (herein called "Events of Default") shall occur and be continuing:

                 (a) The Company shall default in the payment when due of any principal of or interest on any Loan or any other amount payable by it hereunder; or

                 (b) The Company or any of its Subsidiaries shall default in the payment when due of any principal of or interest on any of its other Indebtedness (other than Non-Qualifying Equity) the aggregate amount of which (without regard to the amount of principal or interest in default) is $20,000,000 or more; any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness (other than Non-Qualifying Equity) shall occur if the effect of such event is to cause, or after any applicable grace period has lapsed (without giving effect to temporary forbearances (however denominated) of defaults under financial covenants) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase or otherwise), prior to its stated maturity; the Company or any of its Subsidiaries shall default in the payment when due of any amounts in respect of the redemption, repurchase or





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
         retirement of its Non-Qualifying Equity the aggregate amount of which (without regard to the amount of principal or interest in default) is $20,000,000 or more; or any event specified in any agreement or other document evidencing or relating to any Non-Qualifying Equity shall occur if the effect of such event is to cause, or after any applicable grace period has lapsed (without giving effect to temporary forbearances (however denominated) of defaults under financial covenants) to permit the holder or holders of such Non-Qualifying Equity (or a trustee or agent on behalf of such holder or holders) to cause, such Non-Qualifying Equity to be redeemed, repurchased or otherwise retired prior to the date scheduled therefor; or

                 (c) Any representation, warranty or certification made or deemed made herein (or in any modification or supplement hereto) by the Company, or any certificate furnished to any Bank or the Agent pursuant to the provisions hereof (or thereof), shall prove to have been false or misleading as of the time made, deemed made or furnished in any material respect; or

                 (d) The Company shall default in the performance of any of its obligations under Section 8.01(f), 8.02 or 8.05 hereof or Sections
         8.09 through 8.19 hereof; or the Company shall default in the performance of any of its other obligations in this Agreement and such default shall continue unremedied for a period of thirty days after notice thereof to the Company by the Agent or any Bank (through the Agent); or

                 (e) There shall occur any amendment in the provisions requiring supermajority vote pursuant to Article 12, Section 3 of the by-laws of the Company as amended on and through July 21, 1988 or any amendment in the provisions which are subject to special class vote pursuant to Article 5, Section C.4 of the articles of incorporation of the Company as amended on and through August 25, 1987; or





                                Credit Agreement

                 (f) The Company or any of its Significant Subsidiaries shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

                 (g) The Company or any of its Subsidiaries shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code (as now or hereafter in effect), (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

                 (h) A proceeding or case shall be commenced, without the application or consent of the Company or any of its Subsidiaries, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Company or such Subsidiary or of all or any substantial part of its assets, or (iii) similar relief in respect of the Company or such Subsidiary under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against the Company or such Subsidiary shall be entered in an involuntary case under the Bankruptcy Code; or

                 (i) A final judgment or judgments for the payment of money shall be rendered by a court or courts in the United





                                Credit Agreement

         States against the Company and/or any of its Subsidiaries and/or a judgment or judgments for the payment of money rendered by courts outside the United States is recognized by a court or courts in the United States, and such judgments shall be in excess of $5,000,000 in the aggregate and shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and the Company or the relevant Subsidiary shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

                 (j) An event or condition specified in Section 8.01(e) hereof shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, the Company or any ERISA Affiliate shall incur or in the opinion of the Majority Banks shall be reasonably likely to incur a liability to a Plan, a Multiemployer Plan or PBGC (or any combination of the foregoing) which is, in the determination of the Majority Banks, material in relation to the consolidated financial condition, operations, business or prospects taken as a whole of the Company and its Consolidated Subsidiaries; or

                 (k) The Permitted Turner Holders and the Permitted Other Holders shall not in the aggregate beneficially own (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as in effect on the date hereof), and have the power to vote, at least the majority of the voting power of the Company's Voting Stock;

THEREUPON: (i) in the case of an Event of Default other than one referred to in clause (g) or (h) of this Section 9 with respect to the Company, the Agent, upon request of the Majority Banks, shall, by notice to the Company, cancel the Commitments and/or declare the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the





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                                    - 92 -

Company hereunder and under the Notes (including, without limitation, any amounts payable under Section 5.05 hereof) to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Company; and (ii) in the case of the occurrence of an Event of Default referred to in clause (g) or (h) of this Section 9 with respect to the Company, the Commitments shall automatically be canceled and the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Company hereunder and under the Notes (including, without limitation, any amounts payable under Section 5.05 hereof) shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Company.

                 Section 10.  The Agent; Co-Agents.

                 10.01 Appointment, Powers and Immunities. Each Bank hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder and under the Notes with such powers as are specifically delegated to the Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. Each of the Agent and the Co-Agents (which terms as used in this sentence and in Section 10.05 and the first sentence of Section 10.06 hereof shall include reference to their respective affiliates and their own and their respective affiliates' officers, directors, employees and agents): (a) shall have no duties or responsibilities except those expressly set forth in this Agreement, and shall not by reason of this Agreement be a trustee for any Bank; (b) shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in this Agreement or the Notes, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or the Notes, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any Note or any other document referred to or provided for herein or therein or for any failure by the Company or any other Person





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                                    - 93 -

to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any Note; (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any Note or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct; and (e) shall not be responsible to the Company or the Banks for (i) determining whether or not any of the transactions contemplated hereby qualifies as a highly leveraged transaction ("HLT") as defined by any bank regulatory authority, (ii) notifying the Banks regarding the HLT status of any transaction contemplated hereby or of any change in that status or (iii) the correctness of any determination as to HLT status. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a notice of the assignment or transfer thereof shall have been filed with the Agent, together with the consent of the Company to such assignment or transfer (to the extent provided in Sections 11.06(b) and 11.06(d) hereof).

                 10.02 Reliance by Agent. The Agent shall be entitled to rely upon any certification, notice or other communication (including, without limitation, any thereof by telephone, telecopy, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. As to any matters not expressly provided for by this Agreement, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions given by the Majority Banks, and such instructions of the Majority Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.





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                                    - 94 -

                 10.03 Defaults. The Agent shall not be deemed to have knowledge or notice of the occurrence of a Default (other than the non-payment of principal of or interest on Loans or of commitment fees) unless the Agent has received notice from a Bank or the Company specifying such Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default, the Agent shall give prompt notice thereof to the Banks (and shall give each Bank prompt notice of each such non-payment). The Agent shall (subject to Sections 10.07 and 11.04 hereof) take such action with respect to such Default as shall be directed by the Majority Banks, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Banks except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Majority Banks or all of the Banks.

                 10.04  Rights as a Bank.

                 (a) With respect to its Commitment and the Loans made by it, Chase (and any successor acting as Agent) in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity. Chase (and any successor acting as Agent) and its affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to, make investments in and generally engage in any kind of banking, trust or other business with the Company (and any of its Subsidiaries or Affiliates) as if it were not acting as the Agent, and Chase and its affiliates may accept fees and other consideration from the Company for services in connection with this Agreement or otherwise without having to account for the same to the Banks.

                 (b) With respect to their respective Commitments and the Loans made by them, each of Credit Lyonnais, LTCB and





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                                    - 95 -

Toronto-Dominion (and any respective successors acting as Co-Agents) in their respective capacities as Banks hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though they were not acting as Co-Agents, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include each of the Co-Agents in their respective individual capacities. Each of Credit Lyonnais, LTCB and Toronto-Dominion (and any respective successors acting as Co-Agents) and their respective affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to, make investments in and generally engage in any kind of banking, trust or other business with the Company (and any of its Subsidiaries or Affiliates) as if they were not acting as Co-Agents, and each of Credit Lyonnais, LTCB and Toronto-Dominion and their respective affiliates may accept fees and other consideration from the Company for services in connection with this Agreement or otherwise without having to account for the same to the Banks.

                 10.05 Indemnification. The Banks agree to indemnify the Agent (to the extent not reimbursed under Section 11.03 hereof, but without limiting the obligations of the Company under said Section 11.03) and each of the Co-Agents ratably in accordance with the aggregate principal amount of the Loans held by the Banks (or, if no Loans are at the time outstanding, ratably in accordance with their respective Commitments), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Agent or any of the Co-Agents (including by any Bank) arising out of or by reason of any investigation in or in any way relating to or arising out of this Agreement or any other documents contemplated by or referred to herein or the transactions contemplated hereby (including, without limitation, the costs and expenses that the Company is obligated to pay under Section 11.03 hereof but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or of any such other documents, provided that no Bank shall be





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                                    - 96 -

liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

                 10.06 Non-Reliance on Agent, Co-Agents and Other Banks. Each Bank agrees that it has, independently and without reliance on the Agent, any Co-Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Company and its Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent, any Co-Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. None of the Agent or any Co-Agent shall be required to keep itself informed as to the performance or observance by the Company of this Agreement or any other document referred to or provided for herein or to inspect the Properties or books of the Company or any of its Subsidiaries. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder, none of the Agent or any Co-Agent shall have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Company or any of its Subsidiaries (or any of their Affiliates) that may come into the possession of the Agent or any of its affiliates.

                 10.07 Failure to Act. Except for action expressly required of the Agent hereunder, the Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall receive further assurances to its satisfaction from the Banks of their indemnification obligations under
Section 10.05 hereof against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

                 10.08 Resignation or Removal of Agent. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Banks and the Company, and the Agent may be removed at any





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                                    - 97 -

time with or without cause by the Majority Banks. Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Majority Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, that shall be a bank which has an office in New York, New York with a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this
Section 10 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

                 Section 11.  Miscellaneous.

                 11.01 Waiver. No failure on the part of the Agent or any Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                 11.02 Notices. All notices, requests and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telex or telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof); or, as to any party, at such other address as shall be designated by such party in a





                                Credit Agreement
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                                    - 98 -

notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                 11.03 Expenses, Etc. The Company agrees to pay or reimburse each of the Banks and the Agent for paying: (a) all reasonable out-of-pocket costs and expenses of the Agent (including, without limitation, the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, special New York counsel to Chase), in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and the Notes and the making of the Loans hereunder and (ii) any modification, supplement or waiver of any of the terms of this Agreement or any of the Notes; (b) all reasonable costs and expenses of the Banks and the Agent (including, without limitation, reasonable counsels' fees actually incurred) in connection with (i) any Default and any enforcement or collection proceedings resulting therefrom or in connection with the negotiation of any restructuring or "work-out" (whether or not consummated), or the obligations of the Company hereunder and (ii) the enforcement of this
Section 11.03; and (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any of the Notes or any other document referred to herein.

                 The Company hereby agrees (i) to indemnify the Agent and each Bank and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages and expenses incurred by any of them (including, without





                                Credit Agreement
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                                    - 99 -

limitation, any and all losses, liabilities, claims, damages and expenses incurred by the Agent to any Bank, whether or not the Agent or any Bank is a party thereto) arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to the extensions of credit hereunder or any actual or proposed use by the Company or any of its Subsidiaries of the proceeds of any of the extensions of credit hereunder, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified) and
(ii) not to assert any claim against the Agent, any Bank, any of their affiliates, or any of their respective directors, officers, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to any of the transactions contemplated herein.

                 11.04 Amendments, Etc. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be modified or supplemented only by an instrument in writing signed by the Company, the Agent and the Majority Banks, or by the Company and the Agent acting with the consent of the Majority Banks, and any provision of this Agreement may be waived by the Majority Banks or by the Agent acting with the consent of the Majority Banks; provided that: (a) no modification, supplement or waiver shall, unless by an instrument signed by all of the Banks or by the Agent acting with the consent of all of the Banks: (i) increase, or extend the term of, the Commitments, or extend the time or waive or amend any requirement for the reduction or termination of the Commitments, (ii) extend the date fixed for the payment of principal of or interest on any Loan or any fee hereunder, (iii) reduce the amount of any such payment of principal, (iv) reduce the rate at which interest is payable thereon or any fee is payable hereunder, (v) alter the rights or obligations of the Company to prepay Loans, (vi) alter the terms of this
Section 11.04 or (vii) modify the definition of the term "Majority Banks" or modify in any other manner the number or percentage of the Banks required to make any determinations or waive any rights hereunder or to modify any provision hereof; and (b) any modification or supplement of Section 10 hereof shall require the consent of the Agent.

                 Anything in this Agreement to the contrary notwithstanding, if at a time when the conditions precedent set forth in Section 6 hereof to any Loan hereunder are, in the





                                Credit Agreement
opinion of the Majority Banks, satisfied, any Bank shall fail to fulfill its obligations to make such Loan then, for so long as such failure shall continue, such Bank shall (unless the Majority Banks, determined as if such Bank were not a "Bank" hereunder, shall otherwise consent in writing) be deemed for all purposes relating to amendments, modifications, waivers or consents under this Agreement or the Notes (including, without limitation, under this Section 11.04) to have no Loans or Commitments, shall not be treated as a "Bank" hereunder when performing the computation of Majority Banks, and shall have no rights under the preceding paragraph of this Section 11.04; provided that any action taken by the other Banks with respect to the matters referred to in clause (a) of the preceding paragraph shall not be effective as against such Bank.

                 11.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                 11.06  Assignments and Participations.

                 (a) The Company may not assign any of its rights or obligations hereunder or under the Notes without the prior consent of all of the Banks and the Agent, except as permitted by Section 8.05(b) hereof.

                 (b) Each Bank may assign any of its Loans, its Note, and its Commitment (but only with the consent of the Company (which consent shall not be unreasonably withheld)); provided that (i) the Company shall not be required to consent to any such assignment to a Competitor; (ii) no such consent by the Company or the Agent shall be required in the case of any assignment to another Bank; (iii) unless the Company and the Agent consent otherwise, and except in the case of an assignment to another Bank, any such partial assignment shall be in an amount at least equal to $10,000,000; (iv) unless the Company and the Agent consent otherwise, no such partial assignment may result in the assigning Bank having a Commitment in an amount less than $10,000,000; (v) each such assignment by a Bank of its Loans, Note or Commitment shall be made in such manner so that the same





                                Credit Agreement
portion of its Loans, Note and Commitment is assigned to the respective assignee and (vi) no assignee that is not a U.S. Person (as defined in Section 5.06(a) hereof) shall be entitled to any rights under Section 5.06 hereof except to the extent set forth therein. Upon execution and delivery by the assignee to the Company and the Agent of an instrument in writing pursuant to which such assignee agrees to become a "Bank" hereunder (if not already a Bank) having the Commitment and Loans specified in such instrument, and upon consent thereto by the Company and the Agent, to the extent required above, the assignee shall have, to the extent of such assignment (unless otherwise provided in such assignment with the consent of the Company and the Agent), the obligations, rights and benefits of a Bank hereunder holding the Commitment and Loans (or portions thereof) assigned to it (in addition to the Commitment and Loans, if any, theretofore held by such assignee) and the assigning Bank shall, to the extent of such assignment, be released from the Commitment (or portion thereof) so assigned. Upon each such assignment the assigning Bank shall pay the Agent an assignment fee of $2,500.

                 (c) A Bank may sell or agree to sell to one or more other Persons (other than a Competitor) a participation in all or any part of any Loan, Note or Commitment held by it or Loans made or to be made by it, in which event each such participant shall not have any rights or benefits under this Agreement or any Note (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement (the "Participation Agreement") executed by such Bank in favor of the participant). All amounts payable by the Company to any Bank under Section 5 hereof shall be determined as if such Bank had not sold or agreed to sell any participations in such Loan and as if such Bank were funding all of such Loan in the same way that it is funding the portion of such Loan in which no participations have been sold. In no event shall a Bank that sells a participation be obligated to the participant under the Participation Agreement to take or refrain from taking any action hereunder or under such Bank's Note except that such Bank may agree in the Participation Agreement that it will not, without the consent of the participant, agree to (i) the increase or extension of the term, or the extension of the time or waiver of





                                Credit Agreement
any requirement for the reduction or termination, of such Bank's Commitment,
(ii) the extension of any date fixed for the payment of principal of or interest on the related Loan or Loans or any portion of any fees payable to the participant, (iii) the reduction of any payment of principal thereof or (iv) the reduction of the rate at which either interest is payable thereon or (if the participant is entitled to any part thereof) commitment fee is payable hereunder to a level below the rate at which the participant is entitled to receive interest or commitment fee (as the case may be) in respect of such participation.

                 (d) In addition to the assignments and participations permitted under the foregoing provisions of this Section 11.06, any Bank may assign and pledge all or any portion of its Loans and its Note to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Bank from its obligations hereunder.

                 (e) A Bank may furnish any information concerning the Company or any of its Subsidiaries in the possession of such Bank from time to time to assignees and participants (including prospective assignees and participants), but excluding Competitors and subject, however, to the provisions of Section 11.12(b) hereof.

                 (f) Anything in this Section 11.06 to the contrary notwithstanding, no Bank may assign or participate any interest in any Loan held by it hereunder to the Company or any of its Affiliates or Subsidiaries without the prior written consent of each Bank.

                 11.07 Survival. The obligations of the Company under Sections 5.01, 5.05, 5.06 and 11.03 hereof and the obligations of the Banks under Section 10.05 hereof shall survive the repayment of the Loans and the termination of the Commitments. In addition, each representation and warranty made, or deemed to be made by a notice of any Loan, herein or pursuant hereto shall survive the making of such representation and warranty, and no





                                Credit Agreement

Bank shall be deemed to have waived, by reason of making any Loan, any Default which may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that such Bank or the Agent may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such Loan was made.

                 11.08 Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                 11.09 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

                 11.10 Governing Law; Submission to Jurisdiction. This Agreement and the Notes shall be governed by, and construed in accordance with, the law of the State of New York. The Company hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Company irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

                 11.11 Waiver of Jury Trial. EACH OF THE COMPANY, THE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.





                                Credit Agreement

                 11.12  Treatment of Certain Information; Confidentiality.

                 (a) The Company acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to the Company or one or more of its Subsidiaries (in connection with this Agreement or otherwise) by any Bank or by one or more subsidiaries or affiliates of such Bank and the Company hereby authorizes each Bank to share any information delivered to such Bank by the Company and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Bank to enter into this Agreement, to any such subsidiary or affiliate, it being understood that any such subsidiary or affiliate receiving such information shall be bound by the provisions of clause (b) below as if it were a Bank hereunder.

                 (b) Each Bank and the Agent agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to keep confidential, in accordance with their customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices, any non-public information supplied to it by the Company pursuant to this Agreement which is identified by the Company as being confidential at the time the same is delivered to the Banks or the Agent, provided that nothing herein shall limit the disclosure of any such information
(i) to the extent required by statute, rule, regulation or judicial process,
(ii) to counsel for any of the Banks or Agent, (iii) to bank examiners, auditors or accountants, (iv) to the Agent or any other Bank (or Chase Securities, Inc.), (v) in connection with any litigation to which any one or more of the Banks is a party (provided, that each such Bank will promptly notify the Company of such litigation and of such proposed disclosure prior to the disclosure of such information (unless prohibited from doing so by the relevant court)) or (vi) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first





                                Credit Agreement
executes and delivers to the respective Bank a Confidentiality Agreement substantially in the form of Exhibit E hereto.





                                Credit Agreement

                                        BANKS


                 Commitment             THE CHASE MANHATTAN BANK
                                          (NATIONAL ASSOCIATION)

                 $28,000,000.00

                                        By /s/ Bruce Langennkamp
                                          ----------------------------------
                                          Title: Vice President

                                        Lending Office for all Loans:

                                          The Chase Manhattan Bank
                                            (National Association)
                                          1 Chase Manhattan Plaza
                                          New York, New York  10081

                                        Address for Notices:

                                          The Chase Manhattan Bank
                                            (National Association)
                                          1 Chase Manhattan Plaza
                                          New York, New York  10081

                                          Attention:  Media and
                                                      Communications
                                                      Component

                                          Telecopier No.:  (212) 552-4905

                                          Telephone No.:   (212) 552-7486





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                                    - 107 -

                 Commitment             CREDIT LYONNAIS CAYMAN ISLAND
                                          BRANCH

                 $25,000,000.00

                                        By /s/ Bruce M. Yeager
                                          ----------------------------------
                                          Title: First Vice President

                                        Lending Office for all Loans:

                                          Credit Lyonnais Cayman
                                            Island Branch
                                          c/o Credit Lyonnais, New York
                                              Branch
                                          1301 Avenue of the Americas
                                          New York, New York  10019

                                        Address for Notices:

                                          Credit Lyonnais Cayman
                                            Island Branch
                                          c/o Credit Lyonnais New York
                                              Branch
                                          1301 Avenue of the Americas
                                          New York, New York  10019

                                          Attention:  Bruce Yeager

                                          Telecopier No.:  (212) 459-3170

                                          Telephone No.:   (212) 261-7840
                                                              or 7000





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

                 Commitment             THE LONG-TERM CREDIT BANK OF
                                          JAPAN, LTD.

                 $25,000,000.00

                                        By /s/ John Sullivan
                                          ----------------------------------
                                          Title: Joint General Manager

                                        Lending Office for all Loans:

                                          LTCB Trust Company
                                          165 Broadway
                                          49th Floor
                                          New York, New York  10006

                                        Address for Notices:

                                        For Loan Administration:
                                          LTCB Trust Company
                                          165 Broadway
                                          49th Floor
                                          New York, New York  10006

                                          Attention:  Robert Pacifici

                                          Telecopier No.:  (212) 608-3081

                                          Telephone No.:   (212) 335-4854

                                        Lending Officer:
                                          The Long-Term Credit Bank of
                                            Japan, Ltd.
                                          Atlanta Representative Office
                                          Suite 2801, Marquis One Tower
                                          245 Peachtree Center Ave., N.E.
                                          Atlanta, Georgia  30303

                                          Attention:  Mr. Philip A. Marsden
                                                      Senior Vice President

                                          Telecopier No.:  (404) 658-9751

                                          Telephone No.:   (404) 659-7210





                                Credit Agreement

                 Commitment             THE TORONTO-DOMINION BANK


                 $25,000,000.00

                                        By /s/ Fred B. Hawley
                                          ----------------------------------
                                          Title: Manager Credit Administration

                                        Lending Office for all Loans:

                                          909 Fannin
                                          Houston, Texas  77010

                                        Address for Notices:

                                          909 Fannin
                                          Houston, Texas  77010

                                          Attention:  Fred Hawley

                                          Telecopier No.:  (713) 951-9921

                                          Telephone No.:   (713) 653-8281





                                Credit Agreement

                 Commitment             BANK OF AMERICA ILLINOIS


                 $16,000,000.00

                                        By /s/ Paul B. Higdon
                                          ----------------------------------
                                          Title: Managing Director

                                        Lending Office for all Loans:

                                          Bank of America Illinois
                                          231 South LaSalle Street
                                          Chicago, Illinois  60697

                                        Address for Notices:

                                          Bank of America Illinois
                                          231 South LaSalle Street
                                          Chicago, Illinois  60697

                                          Attention:  Thomas R. Stevens

                                          Telecopier No.:  (312) 987-5833

                                          Telephone No.:   (312) 828-1548





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                                    - 111 -

                 Commitment             BANK OF AMERICA NATIONAL TRUST AND
                                          SAVINGS ASSOCIATION

                 $16,000,000.00

                                        By /s/ Scott Faber
                                          ----------------------------------
                                          Title: Vice President

                                        Lending Office for all Loans:

                                          Bank of America NT&SA
                                          Department 5777
                                          555 South Flower, 10th Floor
                                          Los Angeles, California  90071

                                        Address for Notices:

                                          Bank of America NT&SA
                                          Department 3283
                                          555 South Flower, 10th Floor
                                          Los Angeles, California  90071

                                          Attention:  Scott Faber


                                          Telecopier No.:  (213) 228-2641

                                          Telephone No.:   (213) 228-2768

                                        With a copy to:

                                          Bank of America NT&SA
                                          1850 Gateway Boulevard
                                          Concord, California  94520

                                          Attention:  Annette Gutierrez

                                          Telecopier No.:  (415) 675-7531

                                          Telephone No.:   (415) 675-7750





                                Credit Agreement

                 Commitment             BANK OF MONTREAL


                 $16,000,000.00

                                        By /s/ Yvonne Boss
                                          ----------------------------------
                                          Title: Managing Director

                                        Lending Office for all Loans:

                                          Bank of Montreal
                                          430 Park Avenue
                                          New York, New York  10022

                                        Address for Notices:

                                          Bank of Montreal
                                          430 Park Avenue
                                          New York, New York  10022

                                          Attention:  Ms. Allegra Griffiths

                                          Telecopier No.:  (212) 605-1648

                                          Telephone No.:   (212) 605-1426





                                Credit Agreement

                 Commitment             THE BANK OF NEW YORK COMPANY, INC.


                 $16,000,000.00

                                        By /s/ Kalpana Raina
                                          ----------------------------------
                                          Title: Authorized Signer

                                        Lending Office for all Loans:

                                          The Bank of New York Company, Inc.
                                          One Wall Street, 16th Floor
                                          New York, New York  10286
                                        Address for Notices:

                                          The Bank of New York Company, Inc.
                                          One Wall Street, 16th Floor
                                          New York, New York  10286

                                          For Loan Administration:

                                            Attention:  Zoraida Dougherty

                                            Telecopier No.:  (212) 635-8769

                                            Telephone No.:   (212) 635-8730

                                          Lending Officer:

                                            Attention:  Edward F. Ryan, Jr.

                                            Telecopier No.:  (212) 635-8593

                                            Telephone No.:   (212) 635-8608





                                Credit Agreement

                 Commitment             THE BANK OF NOVA SCOTIA


                 $16,000,000.00

                                        By /s/ Vincent J. Fitzgerald, Jr.
                                          ----------------------------------
                                          Title: Representative

                                        Lending Office for all Loans:

                                          The Bank of Nova Scotia
                                          New York Agency
                                          One Liberty Plaza, 165 Broadway
                                          New York, New York  10006

                                        Address for Notices:

                                          The Bank of Nova Scotia
                                          New York Agency
                                          One Liberty Plaza, 165 Broadway
                                          New York, New York  10006

                                        Attention:  Jose Carlos

                                        Telecopier No.:  (212) 225-5145

                                        Telephone No.:   (212) 225-5071





                                Credit Agreement

                 Commitment             CHEMICAL BANK


                 $16,000,000.00

                                        By /s/ Terence J. Anderson
                                          ----------------------------------
                                          Title:  Vice President

                                        Lending Office for all Loans:

                                          Chemical Bank
                                          270 Park Avenue, 10th Floor
                                          New York, New York  10017

                                        Address for Notices:

                                          Chemical Bank
                                          270 Park Avenue, 10th Floor
                                          New York, New York  10017

                                          Attention:  Eileen M. Burke
                                                             Vice President

                                          Telecopier No.:  (212) 270-2056

                                          Telephone No.:   (212) 270-4667





                                Credit Agreement

                 Commitment             CREDIT SUISSE


                 $16,000,000.00

                                        By /s/ Geoffrey M. Craig
                                          ----------------------------------
                                          Title: Member of Senior Management


                                        By /s/ Kristinn R. Kristinson
                                          ----------------------------------
                                          Title: Associate

                                        Lending Office for all Loans:

                                          Credit Suisse
                                          12 East 49th Street
                                          New York, New York  10017

                                        Address for Notices:

                                          Credit Suisse
                                          12 East 49th Street
                                          New York, New York  10017

                                          Attention:  Credit Department

                                          Telecopier No.:  (212) 238-5246

                                          Telephone No.:   (212) 238-5218

                                        With a copy to:

                                          Credit Suisse
                                          191 Peachtree Street, N.E., Suite 3500
                                          Atlanta, Georgia  30075

                                          Attention:  R.N. Finney/C.C. Borin

                                          Telecopier No.:  (404) 577-9029

                                          Telephone No.:   (404) 577-6100





                                Credit Agreement

                 Commitment             THE FIRST NATIONAL BANK OF BOSTON


                 $16,000,000.00

                                        By /s/ Reginald P. Dawson
                                          ----------------------------------
                                          Title: Director

                                        Lending Office for all Loans:

                                          The First National Bank of Boston
                                          100 Rustcraft Road
                                          Commercial Loan Services
                                          74-02-04I
                                          Dedham, Massachusetts  02026

                                          Attention:  Ed Offut

                                        Address for Notices:

                                          The First National Bank of Boston
                                          100 Federal Street
                                          01-08-08
                                          Boston, Massachusetts  02110

                                          Attention:  Reginald P. Dawson

                                          Telecopier No.:  (617) 434-3401

                                          Telephone No.:   (617) 434-0788





                                Credit Agreement

                 Commitment             THE FIRST NATIONAL BANK OF CHICAGO


                 $16,000,000.00

                                        By /s/ John M. Speer
                                          ----------------------------------
                                          Title: Vice President

                                        Lending Office for all Loans:

                                          The First National Bank of
                                            Chicago
                                          One First National Plaza
                                          Suite 0629, 1-14
                                          Chicago, Illinois  60670-0629

                                        Address for Notices:

                                          The First National Bank of
                                            Chicago
                                          One First National Plaza
                                          Suite 0629, 1-14
                                          Chicago, Illinois  60670-0629

                                          Attention:  John M. Speer
                                                      Vice President

                                          Telecopier No.:  (312) 732-1117

                                          Telephone No.:   (312) 732-1303





                                Credit Agreement

                 Commitment             FIRST UNION NATIONAL BANK OF
                                          GEORGIA

                 $16,000,000.00

                                        By /s/ James R. Pryor
                                          ----------------------------------
                                          Title: Senior Vice President

                                        Lending Office for all Loans:

                                          First Union National Bank
                                            of Georgia
                                          First Union Plaza
                                          999 Peachtree Street, Suite 640
                                          Atlanta, Georgia  30309

                                        Address for Notices:

                                          First Union National Bank
                                            of Georgia
                                          First Union Plaza
                                          999 Peachtree Street, Suite 640
                                          Atlanta, Georgia  30309

                                          Attention:  James R. Pryor
                                                      Vice President

                                          Telecopier No.:  (404) 225-4011

                                          Telephone No.:   (404) 225-4005





                                Credit Agreement

                 Commitment             THE INDUSTRIAL BANK OF JAPAN,
                                          LIMITED, ATLANTA AGENCY

                 $16,000,000.00

                                        By /s/ Shusai Nagai
                                          ----------------------------------
                                          Title: General Manager

                                        Lending Office for all Loans:

                                          The Industrial Bank of Japan,
                                            Limited, Atlanta Agency
                                          One-Ninety-One Peachtree Tower
                                          191 Peachtree Street, N.E.
                                          Suite 3600
                                          Atlanta, Georgia  30303-1757

                                        Address for Notices:

                                          The Industrial Bank of Japan,
                                            Limited, Atlanta Agency
                                          One-Ninety-One Peachtree Tower
                                          191 Peachtree Street, N.E.
                                          Suite 3600
                                          Atlanta, Georgia  30303-1757

                                        For Credit Issues:

                                          Attention:  Jackie Brunetto

                                          Telecopier No.:  (404) 524-8509

                                          Telephone No.:   (404) 420-3325

                                        For Operational Issues:

                                          Attention:  Ms. Masae Fujihiro
                                                      Ms. Tracy Hull

                                          Telecopier No.:  (404) 577-6818

                                          Telephone No.:   (404) 524-8770





                                Credit Agreement

                 Commitment             THE MITSUBISHI TRUST AND BANKING
                                          CORPORATION

                 $16,000,000.00

                                        By /s/ Particia Loret DeMola
                                          ----------------------------------
                                          Title: Senior Vice President

                                        Lending Office for all Loans:

                                          The Mitsubishi Trust and Banking
                                            Corporation, New York
                                          520 Madison Avenue
                                          New York, New York  10022

                                        Address for Notices:

                                          The Mitsubishi Trust and Banking
                                            Corporation, New York
                                          520 Madison Avenue
                                          New York, New York  10022

                                          Attention:  Jay Kato
                                                      Vice President

                                          Telecopier No.:  (212) 755-2349

                                          Telephone No.:   (212) 891-8445





                                Credit Agreement

                 Commitment             NATIONSBANK OF TEXAS, N.A.


                 $16,000,000.00

                                        By /s/ Jay Tweed
                                          ----------------------------------
                                          Title: Vice President

                                        Lending Office for all Loans:

                                          Nationsbank of Texas, N.A.
                                          901 Main Street, 67th Floor
                                          Dallas, Texas  75202

                                        Address for Notices:

                                          Nationsbank of Texas, N.A.
                                          901 Main Street, 67th Floor
                                          Dallas, Texas  75202

                                          Attention:  Corporate Banking
                                                      Department

                                          Telecopier No.:  (214) 508-0980

                                          Telephone No.:   (214) 508-0921





                                Credit Agreement

                 Commitment             ROYAL BANK OF CANADA


                 $16,000,000.00

                                        By /s/ Eduardo Salazar
                                          ----------------------------------
                                          Title: Senior Manager

                                        Lending Office for all Loans:

                                          Royal Bank of Canada,
                                            Grand Cayman (North America #1)
                                            Branch
                                          Pierrepont Plaza
                                          300 Cadman Plaza West
                                          Brooklyn, New York  11201-2701

                                        Address for Notices:

                                        1.  Royal Bank of Canada
                                            One Financial Square, 23rd
                                              Floor
                                            New York, New York  10005-3531

                                            Attention:  Media Industries
                                                        Group/Corporate Banking

                                            Telecopier No.:  (212) 428-6460

                                            Telephone No.:   (212) 428-6402

                                        2.  Royal Bank of Canada
                                            Pierrepont Plaza
                                            300 Cadman Plaza West
                                            Brooklyn, New York  11201-2701

                                            Attention:  Loans Administration

                                            Telecopier No.:  (718) 522-6292

                                            Telephone No.:   (212) 858-7170





                                Credit Agreement

                 Commitment             SHAWMUT BANK CONNECTICUT, N.A.


                 $16,000,000.00

                                        By /s/ John H. Drake, Jr.
                                          ----------------------------------
                                          Title: Vice President

                                        Lending Office:

                                          Shawmut Bank Connecticut, N.A.
                                          777 Main Street
                                          MSN 397
                                          Hartford, Connecticut  06115

                                        Address for Notices:

                                          Shawmut Bank Connecticut, N.A.
                                          777 Main Street
                                          MSN 397
                                          Hartford, Connecticut  06115

                                        Attention:       Mr. John Drake

                                        Telecopier No.:  (203) 728-4621

                                        Telephone No.:   (203) 986-5610





                                Credit Agreement

                 Commitment             SOCIETE GENERALE


                 $16,000,000.00

                                        By /s/ Pascale Hainline
                                          ----------------------------------
                                          Title: Vice President

                                        Lending Office for all Loans:

                                          Societe Generale
                                          50 Rockefeller Plaza, 3rd Floor
                                          New York, New York  10020

                                        Address for Notices:

                                          Societe Generale
                                          50 Rockefeller Plaza, 3rd Floor
                                          New York, New York  10020

                                          Attention:  Pascale Hainline
                                                      Vice President

                                          Telecopier No.:  (212) 581-8752

                                          Telephone No.:   (212) 830-6847





                                Credit Agreement

                 Commitment             UNION BANK


                 $16,000,000.00

                                        By /s/ Steven D. Olsen
                                          ----------------------------------
                                          Title: Vice President

                                        Lending Office for all Loans:

                                          Union Bank
                                          445 South Figueroa Street
                                          15th Floor
                                          Los Angeles, California  90071

                                        Address for Notices:

                                          Union Bank
                                          445 South Figueroa Street
                                          15th Floor
                                          Los Angeles, California  90071

                                          Attention:  Christine P. Ball

                                          Telecopier No.:  (213) 236-5747

                                          Telephone No.:   (213) 236-6176





                                Credit Agreement

                 Commitment             THE BANK OF CALIFORNIA, N.A.


                 $12,500,000.00

                                        By /s/ Paul E. Gaenger
                                          ----------------------------------
                                          Title: Senior Vice President

                                        Lending Office for all Loans:

                                          The Bank of California, N.A.
                                          400 California Street, 17th Floor
                                          San Francisco, California  94104

                                        Address for Notices:

                                          The Bank of California, N.A.
                                          400 California Street, 17th Floor
                                          San Francisco, California  94104

                                          Attention:  Corporate Note Department
                                                      400-11

                                          Telecopier No.:  (415) 765-3098

                                          Telephone No.:   (415) 765-3096





                                Credit Agreement

                 Commitment             BANK OF HAWAII


                 $12,500,000.00

                                        By /s/ Buddy Montgomery
                                          ----------------------------------
                                          Title: Vice President

                                        Lending Office:

                                          Bank of Hawaii
                                          130 Merchant Street, 20th Floor
                                          Honolulu, Hawaii  96813

                                        Address for Notices:

                                          Bank of Hawaii
                                          130 Merchant Street, 20th Floor
                                          Honolulu, Hawaii  96813

                                        Telex No.:       7238434
                                        Answerback:      8434BKOHHR

                                        Attention:       Mr. Buddy Montgomery

                                        Telecopier No.:  (808) 537-8301

                                        Telephone No.:   (808) 537-8237





                                Credit Agreement

                 Commitment             CIBC INC.


                 $12,500,000.00

                                        By /s/ Laura J. Cumming
                                          ----------------------------------
                                          Title: Vice President

                                        Lending Office for all Loans:

                                          CIBC Inc.
                                          Two Paces West
                                          2727 Paces Ferry Road, Suite 1200
                                          Atlanta, Georgia  30339

                                        Address for Notices:

                                          CIBC Inc.
                                          425 Lexington Avenue, 6th Floor
                                          New York, New York  10017

                                          Attention:  Laura J. Cumming
                                                      Vice President,
                                                      Media Group

                                          Telecopier No.:  (212) 856-3558

                                          Telephone No.:   (212) 856-3872





                                Credit Agreement

                 Commitment             THE FUJI BANK, LTD.


                 $12,500,000.00

                                        By /s/ Taizo Ishikawa
                                          ----------------------------------
                                          Title: Joint General Manager

                                        Lending Office:

                                          The Fuji Bank, Atlanta Agency
                                          245 Peachtree Center Avenue
                                          Atlanta, Georgia  30303

                                        Address for Notices:

                                          The Fuji Bank, Atlanta Agency
                                          245 Peachtree Center Avenue
                                          Atlanta, Georgia  30303

                                        Telex No.:

                                        Telecopier No.:  (404) 653-2119

                                        Telephone No.:   (404) 653-2100

                                        Attention:       Mr. Scott Keller





                                Credit Agreement

                 Commitment             MIDLAND BANK, PLC


                 $12,500,000.00

                                        By /s/ Christopher F. French
                                          ----------------------------------
                                          Title: Director

                                        Lending Office:

                                          Midland Bank plc
                                          140 Broadway, 5th Floor
                                          New York, New York  10005

                                        Address for Notices:

                                          Midland Bank plc
                                          140 Broadway, 5th Floor
                                          New York, New York  10005

                                        Telecopier No.:  (212) 658-2768

                                        Telephone No.:   (212) 658-2740

                                        Attention:  Adriana Vicuna





                                Credit Agreement

                 Commitment             PNC BANK, NATIONAL ASSOCIATION


                 $12,500,000.00

                                        By /s/ Robert J. Mitchell Jr.
                                          ----------------------------------
                                          Title: Vice President

                                        Lending Office:

                                          PNC Bank, N.A.
                                          One PNC Plaza
                                          5th & Wood Streets
                                          Pittsburgh, Pennsylvania  15265

                                        Address for Notices:

                                          PNC Bank, N.A.
                                          One PNC Plaza
                                          5th & Wood Streets
                                          Pittsburgh, Pennsylvania  15265


                                        Telecopier No.:  (412) 762-6484

                                        Telephone No.:   (412) 762-6547

                                        Attention:       Mr. Robert Mitchell





                                Credit Agreement

                 Commitment             CRESTAR BANK


                 $10,000,000.00

                                        By /s/ J. Eric Millman
                                          ----------------------------------
                                          Title: Vice President

                                        Lending Office:

                                          Crestar Bank
                                          919 East Main Street
                                          Richmond, Virginia  23219

                                        Address for Notices:

                                          Crestar Bank
                                          919 East Main Street
                                          Richmond, Virginia  23219

                                        Attention:       J. Eric Millham

                                        Telecopier No.:  (804) 782-5413

                                        Telephone No.:   (804) 782-5675





                                Credit Agreement

                 Commitment             THE NIPPON CREDIT BANK, LTD.


                 $10,000,000.00

                                        By /s/ David C. Camington
                                          ----------------------------------
                                          Title: Vice President and Manager

                                        Lending Office for all Loans:

                                          The Nippon Credit Bank, Ltd.
                                            New York Branch
                                          245 Park Avenue, 30th Floor
                                          New York, New York  10167

                                        Address for Notices:

                                          The Nippon Credit Bank, Ltd.
                                            New York Branch
                                          245 Park Avenue, 30th Floor
                                          New York, New York  10167

                                          Attention:  David Carrington
                                                      Vice President & Manager

                                          Telecopier No.:  (212) 490-2867 or
                                                              3895

                                          Telephone No.:  (212) 984-1338





                                Credit Agreement

                 Commitment             SWISS BANK CORPORATION, NEW
                                          YORK BRANCH

                 $10,000,000.00

                                        By /s/ Jane A. Majeski
                                          ----------------------------------
                                          Title: Director
                                                 Merchant Banking

                                        By /s/ Teresa A. Portela
                                          ----------------------------------
                                          Title: Associate Director
                                                 Merchant Banking

                                        Lending Office:

                                          Swiss Bank Corporation
                                          10 East 50th Street
                                          New York, New York  10022

                                        Address for Notices:

                                          Swiss Bank Corporation
                                          10 East 50th Street
                                          New York, New York  10022

                                        Telecopier No.:  (212) 574-4176

                                        Telephone No.:   (212) 574-4408

                                        Attention:       Ms. Jane Majeski





                                Credit Agreement

                 Commitment             THE TOKAI BANK, LIMITED


                 $10,000,000.00

                                        By /s/ Masaharu Muto
                                          ----------------------------------
                                          Title: Deputy General Manager

                                        Lending Office for all Loans:

                                          The Tokai Bank, Ltd.
                                          New York Branch
                                          55 East 52nd Street
                                          Park Avenue Plaza
                                          New York, New York  10055-3206

                                        Address for Notices:

                                          The Tokai Bank, Ltd.
                                          New York Branch
                                          55 East 52nd Street
                                          Park Avenue Plaza
                                          New York, New York  10055-3206

                                          Attention:  Stuart M. Schulman
                                                      Vice President --
                                                      Corporate Finance

                                          Telecopier No.:  (212) 754-2170

                                          Telephone No.:   (212) 339-1117





                                Credit Agreement

                 Commitment             THE YASUDA TRUST AND BANKING
                                          CO., LTD.

                 $10,000,000.00

                                        By /s/ Neil Chau
                                          ----------------------------------
                                          Title: First Vice President

                                        Lending Office for all Loans:

                                          The Yasuda Trust and Banking
                                            Co., Ltd.
                                          666 Fifth Avenue
                                          Suite 800
                                          New York, New York  10103

                                        Address for Notices:

                                          The Yasuda Trust and Banking
                                            Co., Ltd.
                                          285 Peachtree Center Avenue, N.E.
                                          Suite 2104, Marquis Two
                                          Atlanta, Georgia  30303

                                          Attention:  Price I. Chenault
                                                      Vice President --
                                                      Corporate Finance

                                          Telecopier No.:  (404) 584-7816

                                          Telephone No.:   (404) 584-5822





                                Credit Agreement

                                        THE CHASE MANHATTAN BANK
                                          (NATIONAL ASSOCIATION),
                                          as Agent


                                        By /s/ Bruce Langenkamp
                                          ----------------------------------
                                          Title: Vice President

                                        Address for Notices to
                                          Chase as Agent:

                                          The Chase Manhattan Bank
                                            (National Association)
                                          4 Metro Tech Center
                                          13th Floor
                                          Brooklyn, New York  11245

                                          Attention:  New York Agency

                                          Telecopier No.:  (718) 242-6910

                                          Telephone No.:   (718) 242-7979





                                Credit Agreement